                           Registration No. 333-01363

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-4

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933


                      Post-Effective Amendment No. 4 / X /


                  REGISTRATION STATEMENT UNDER THE INVESTMENT
                              COMPANY ACT OF 1940


                             Amendment No. 15 / X /
                       (Check appropriate box or boxes.)


                           PANORAMA SEPARATE ACCOUNT
                           (Exact Name of Registrant)

                  Massachusetts Mutual Life Insurance Company
                              (Name of Depositor)

              1295 State Street, Springfield, Massachusetts 01111
              (Address of Depositor's Principal Executive Offices)

                                 1-800-234-5606
               Depositor's Telephone Number, including Area Code

                           Thomas F. English, Esquire
                  Massachusetts Mutual Life Insurance Company
                               1295 State Street
                        Springfield, Massachusetts 01111
                    (Name and Address of Agent for Service)

It is proposed that this filing will become effective:


/ /  on pursuant to paragraph (a) of Rule 485.
/ /  60 days after filing pursuant to paragraph (a) of Rule 485.
/ / immediately after filing pursuant to paragraph (b) of Rule 485. /X/ on May 1, 1999 pursuant to paragraph (b) of Rule 485.

If appropriate, check the following box:

/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                        STATEMENT PURSUANT TO RULE 24f-2


The Registrant has registered an indefinite number or amount of its variable annuity contracts under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 Notice for Registrant's fiscal year ended December 31, 1998 was filed on or about March 22, 1999.

                            CROSS REFERENCE TO ITEMS
                              REQUIRED BY FORM N-4

N-4 Item                                  Caption in Prospectus
--------                                  ---------------------

1........................................ Cover Page

2........................................ Index of Special Terms

3........................................ Table of Fees and Expenses

4........................................ Condensed Financial Information;
                                          Performance

5........................................ The Company; Investment Choices

6........................................ Expenses; Distributors

7........................................ Ownership; Purchasing a Contract;
                                          Voting Rights; Reservation
                                          of Rights; Contract Value; Cover Page

8........................................ The Income Phase

9........................................ Death Benefit

10....................................... The Accumulation Phase; Distributors

11....................................... Highlights; Withdrawals

12....................................... Taxes

13....................................... Legal Proceedings


14....................................... Additional Information

                                           Caption in Statement of
                                           Additional Information
                                           ----------------------

15........................................ Cover Page

16........................................ Table of Contents


17........................................ Company

18........................................ Underwriting Arrangements; Experts

19........................................ Purchase of Securities Being Offered

20........................................ Underwriting Arrangements

21........................................ Performance Measures

22........................................ How Annuity Payments are Determined

23........................................ Financial Statements

                                     PART A
                      INFORMATION REQUIRED IN A PROSPECTUS

Massachusetts Mutual Life Insurance Company
Panorama Separate Account

Panorama Variable Annuity

This prospectus describes the Panorama variable annuity contracts offered by Massachusetts Mutual Life Insurance Company. There are two different Panorama contracts available: an individual deferred variable annuity with periodic purchase payments and an individual immediate variable annuity with a single purchase payment. The contracts are available for use by individuals on a tax-qualified or non-tax qualified basis. They provide for accumulation of contract values and annuity payments on a fixed and variable basis.

You, the contract owner, may invest in any or all of the following funds that are offered through our separate account, Panorama Separate Account.

Panorama Series Fund, Inc.

o    Panorama Total Return Portfolio

o    Panorama Growth Portfolio

Oppenheimer Variable Account Funds


o    Oppenheimer Money Fund/VA

o    Oppenheimer Bond Fund/VA


Please read this prospectus before investing. You should keep it for future reference. It contains important information about the Panorama variable annuity contract.


To learn more about the Panorama contract, you can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 1999. We filed the SAI with the Securities and Exchange Commission (SEC) and it is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on page 26 of this prospectus. For a free copy of the SAI, or for general inquiries, call our Annuity Service Center at (800) 366-8226 or write to:
Panorama, Annuity Service Center, H563, P.O. Box 9067, Springfield, Massachusetts 01102-9067.


The contracts:

o    are not bank deposits.

o    are not federally insured.

o    are not endorsed by any bank or governmental agency.

o    are not guaranteed and may be subject to loss of principal.

--------------------------------------------------------------------------------

The SEC has not approved these contracts or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

--------------------------------------------------------------------------------


May 1, 1999.

Table Of Contents

                                                                            Page

Highlights                                                                     4

Panorama Separate Account -
Table of Fees and Expenses                                                     5

The Company                                                                    8

The Panorama Deferred Variable
Annuity Contract - General Overview                                            8

The Panorama Immediate Variable
Annuity Contract - General Overview                                            9

Ownership of the Contact                                                       9
     Owner                                                                     9
     Annuitant                                                                 9
     Beneficiary                                                               9

Purchasing a Contract                                                         10
     Purchase Payments                                                        10
     Allocation of Purchase Payments                                          10

Investment Choices                                                            11
     The Separate Account                                                     11
     The Funds                                                                11

Contract Value                                                                12
     Accumulation Units                                                       12
     Transfers                                                                12
        Transfers During the Accumulation
           Phase                                                              12
        Transfers During the Income Phase                                     12
     Dollar Cost Averaging Program                                            13
     Withdrawals                                                              13
        Systematic Withdrawal Program                                         14

Expenses                                                                      15
Deductions from Purchase Payments                                             15
Policy fee
Sales Charge                                                                  15
Insurance Charges                                                             15
     Mortality and Expense Risk Charge                                        15
Annual Maintenance Charge                                                     15
Transaction Charge                                                            16
Contingent Deferred Sales Charge                                              16
     Free Withdrawals                                                         17

Premium Taxes                                                                 17
     Income Taxes                                                             17
     Fund Expenses                                                            17

The Income Phase                                                              18
Annuity Options for Deferred Contracts                                        18
Annuity Payment Options for Immediate
       Contracts                                                              19
Fixed Annuity Payments                                                        20
     Variable Annuity Payments                                                20
     Annuity Unit Value                                                       20

Death Benefit                                                                 21

Taxes                                                                         21
     Annuity Contracts in General                                             21
     Qualified and Non-Qualified Contracts                                    21
     Withdrawals - Non-Qualified Contracts                                    22
     Withdrawals - Qualified Contracts                                        22
     Withdrawals - Tax Sheltered Annuities                                    23
     Withdrawals - Texas Optional
        Retirement Program                                                    23

Other Information                                                             24
     Performance                                                              24
        Standardized Total Returns                                            24
        Nonstandard Total Returns                                             24
        Yield and Effective Yield                                             24
        Related Performance                                                   24
     Year 2000                                                                24
     Distributors                                                             25
     Assignment/Transferability                                               25
     Voting Rights                                                            25
     Reservation of Rights                                                    25
     Suspension of Payments or Transfers                                      26
     Legal Proceedings                                                        26
     Financial Statements                                                     26

Additional Information                                                        26

Appendix A - Condensed Financial
Information                                                                  A-1

Index Of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

                                          Page

Accumulation Phase                           8

Accumulation Unit                           12

Annuitant                                    9

Annuity Options                             18

Annuity Payments                            19

Annuity Service Center              Cover Page

Annuity Unit Value                          20

Deferred Contract                            8

Free Withdrawals                            17

Immediate Contract                           9

Income Phase                                 8

Maturity Date                               18

Non-Qualified                               21

Purchase Payment                            10

Qualified                                   21

Separate Account                            11

Tax Deferral                                 8

Highlights

This prospectus describes the general provisions of the Panorama contracts. You may review a copy of the contracts upon request

Free Look

You have a right to examine your contract. If you change your mind about owning your contract, you can cancel it within 10 days after receiving it. However, this time period may vary by state. When you cancel the contract within this time period, we will not assess a sales charge or a contingent deferred sales charge. You will receive back your contract value as of the business day we receive your contract and written request at our Annuity Service Center. If your state requires it, or if you purchase this contract as an IRA, we will return the greater of your purchase payments less any withdrawals you took, or the contract value.

Sales Charges

On deferred contracts, we do not deduct a sales charge when we receive a purchase payment from you. However, we may assess a contingent deferred sales charge if you withdraw any part of the contract value. We may also assess a contingent deferred sales charge if you apply the contract value to provide variable annuity payments during the income phase. The amount of the contingent deferred sales charge depends on the amount you withdraw or apply to a variable annuity payment and the length of time since we issued your contract. The contingent deferred sales charge is:

o    5% for the first 5 contract years,

o    4% for contract years 6-10, and

o    0% thereafter.

On immediate contracts, we deduct a sales charge from your purchase payment. The sales charge is:

o    3% of the first $10,000,

o    2% of the next $90,000, and

o    1% of amounts over $100,000.

Federal Income Tax Penalty

If you withdraw any of the contract value from your non-qualified contract, a 10% federal income tax penalty may be applied to the amount of the withdrawal that is includible in your gross income for tax purposes. Some withdrawals may be exempt from the penalty tax. They include any amounts:

o    paid on or after you reach age 59 1/2;

o    paid after you die;

o paid if you become totally disabled as that term is defined in the Internal Revenue Code;

o paid in a series of substantially equal payments made annually or more frequently, for life or a period not exceeding life expectancy;

o    paid under an immediate annuity; or

o    that come from purchase payments made before August 14, 1982.

The Internal Revenue Code (the Code) treats any withdrawal as first coming from earnings and then from your purchase payments. Separate tax penalties and restrictions apply to withdrawals under qualified contracts. Please refer to the Taxes section of this prospectus for more information.

Table Of Fees And Expenses

                               Immediate Contracts

Contract Owner Transaction Expenses

     Sales Charge on Purchase Payment:       3% of the first $10,000
                                             2% of the next $90,000
                                             1% of amounts over $100,000

     Transfer Fee:                           0

     One-Time Policy Fee:                    $70 per policy

Separate Account Annual Expenses
(as a percentage of the average account value)

     Mortality and Expense Risk Fees:        0.73%

     Total Separate Account Annual Expenses: 0.73%

                               Deferred Contracts

Contract Owner Transaction Expenses

     Sales Charge on Purchase Payment:       0
     Contingent Deferred Sales Charge: (as a percentage of contract value withdrawn)

---------------------------------------------------------------------------------------------------------------------------
Contract Year   1        2         3         4         5         6         7         8         9         10    11 and later
---------------------------------------------------------------------------------------------------------------------------
Percent         5%       5%        5%        5%        5%        4%        4%        4%        4%        4%        0%
---------------------------------------------------------------------------------------------------------------------------

     Transaction Charge:                     Currently, none for the first 4
                                             transfers in a contract year
                                             Currently, none for the first 1
                                             withdrawal in a contract year.
                                             $10 for each additional transfer or
                                             withdrawal in a contract year.

     Annual Maintenance Charge:              $40 per contract year.

Separate Account Annual Expenses
(as a percentage of the average account value)

     Mortality and Expense Risk Fee:         0.73%
     Total Separate Account Annual Expenses: 0.73%

Annual Fund Expenses
(as a percentage of average net assets as of December 31, 1998)


                                          Management     Other      Total Operating
                                             Fees       Expenses        Expenses
                                             ----       --------        --------
--------------------------------------------------------------------------------
Oppenheimer Money Fund/VA                    0.45%       0.05%            0.50%
--------------------------------------------------------------------------------

Oppenheimer Bond Fund/VA                     0.72%       0.02%            0.74%

--------------------------------------------------------------------------------
Panorama Total Return Portfolio              0.53%       0.02%            0.55%
--------------------------------------------------------------------------------

Panorama Growth Portfolio                    0.52%       0.01%            0.53%

(See the funds' prospectuses for more information.)


Examples

The following examples are designed to help you understand the expenses in the deferred contract. The examples show the cumulative expenses you would pay assuming you invested $1,000 in a contract and allocated all of it to a fund which earned 5% each year. All the expenses shown in the table of fees and expenses, including the annual fund expenses, are assumed to apply. In the first example it is assumed that you withdrew all of your money at the end of years 1, 3, 5 or 10.


                                   Year      1          3         5          10
--------------------------------------------------------------------------------
Growth Sub-Account                         $ 66       $ 94       $130       $218
--------------------------------------------------------------------------------

Money Market Sub-Account(1)                  66         93        128        214

--------------------------------------------------------------------------------
Income Sub-Account(2)                        68        100        140        240
--------------------------------------------------------------------------------

Total Return Sub-Account                     66         95        131        220


This second example assumes that you decided to begin the income phase at the end of each year shown.


                                   Year      1          3         5          10
--------------------------------------------------------------------------------
Growth Sub-Account                         $ 45       $ 55       $ 76       $166
--------------------------------------------------------------------------------

Money Market Sub-Account(1)                  45         54         74        163

--------------------------------------------------------------------------------
Income Sub-Account(2)                        47         61         87        190
--------------------------------------------------------------------------------

Total Return Sub-Account                     45         56         77        168


This third example assumes that you do not surrender your contract or begin the income phase.


                                   Year      1          3         5          10
--------------------------------------------------------------------------------
Growth Sub-Account                         $14        $44        $76        166
--------------------------------------------------------------------------------

Money Market Sub-Account(1)                 14         43         74        163

--------------------------------------------------------------------------------
Income Sub-Account(2)                       16         50         87        190
--------------------------------------------------------------------------------

Total Return Sub-Account                    14         44         77        168


(1) The Money Market Sub-Account invests in the Oppenheimer Money Fund/VA.

(2) The Income Sub-Account invest in the Oppenheimer Bond Fund/VA.

The purpose of the Table of Fees and Expenses is to assist you in understanding the various costs and expenses that you will incur. The table reflects expenses of the separate account and the funds.


The examples reflect the $40 annual maintenance charge for deferred contracts as an annual charge of 0.114% of the assets. This charge is based on an anticipated average contract value of $35,000.


The examples do not reflect any premium taxes. However, premium taxes may apply.

The examples should not be considered a representation of past or future expenses. Actual expenses may be greater than or less than those shown.

There is an accumulation unit value history contained in Appendix A - Condensed Financial Information.

The Company

MassMutual is a mutual life insurance company chartered in 1851 under the laws of Massachusetts. Its Home Office is located in Springfield, Massachusetts. MassMutual is currently licensed to transact life, accident, and health insurance business in all states, the District of Columbia, Puerto Rico and certain provinces of Canada.


MassMutual had consolidated statutory assets in excess of $67 billion and estimated total assets under management of $176.8 billion as of December 31, 1998.


The Panorama Deferred
Variable Annuity Contract

General Overview

This annuity is a contract between you, the owner and us, MassMutual. The contract is intended for retirement savings or other long-term investment purposes. In exchange for your purchase payments, we agree to pay you an income when you choose to receive it. You select the income period beginning on a date you designate.

The contract, like all deferred annuity contracts, has two phases - the accumulation phase and the income phase. Your contract is in the accumulation phase until your contract reaches its maturity date. At this time, you will begin receiving annuity payments. During the accumulation phase we provide a death benefit. Once you begin receiving annuity payments, your contract enters the income phase.

The earliest date you may elect to begin receiving annuity payments depends on the annuitant's age when we issue your contract. It also depends on whether you ask us to issue the contract on a tax-qualified or non tax-qualified basis.


                                                                Contract
                                    Annuitant's                 Earliest
Plan Type                          Age at Issue               Maturity Date
--------------------------------------------------------------------------------
Non-Qualified                      Under Age 60               Age 65
--------------------------------------------------------------------------------

Non-Qualified                      Age 60 or older            5 years after con-
                                                              tract issue date

--------------------------------------------------------------------------------
Qualified                          Under age 54 1/2           Age 59 1/2
--------------------------------------------------------------------------------

Qualified                          Age 54 1/2 or              5 years after con-
                                   older                      tract issue date

You are not taxed on contract earnings until you take money from your contract. This is known as tax deferral.

The contract is called a variable annuity because you can choose to allocate your purchase payments among various investment choices. Your choices include four funds. The amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the funds you select.

At the beginning of the income phase, you can choose to receive annuity payments on a fixed or variable basis. The amount of the variable annuity payments will fluctuate depending on the investment performance of the funds you select for the income phase. If you elect to receive payments on a fixed basis, the payments you receive will remain level.

The Panorama Immediate
Variable Annuity Contract

General Overview

This annuity is a contract between you, the owner and us, MassMutual. In exchange for your single purchase payment, we agree to pay a guaranteed income for life or a period you specify at the time of application. You determine the frequency of annuity payments. We will begin making annuity payments, at the frequency you have chosen, once we receive your purchase payment and annuity option election.

The contract is called a variable annuity because you can choose to allocate your purchase payment among four funds. You will receive annuity payments on a variable basis. The amount of the variable annuity payments you receive depends on the investment performance of the funds you select.

Ownership of the Contract

Owner

The owner is named at time of application. The owner can be an individual or a non-natural person. Currently, we will not issue a contract to you if you have reached your 75th birthday as of the date we proposed to issue the contract.

As the owner of the contract, you exercise all rights under the contract. The owner names the beneficiary. You may change the owner of the contract at any time prior to the maturity date by written request. If you change the owner, the change is subject to our underwriting rules. Changing the owner may result in tax consequences. On and after the maturity date, you must continue as the owner.

Annuitant

The annuitant is the person on whose life we base annuity payments. You designate the annuitant at the time of application. We will not issue a contract to you if the proposed annuitant has reached his/her 75th birthday as of the date we proposed to issue the contract. You may change the annuitant before the maturity date, subject to our underwriting rules.

Beneficiary

The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time of application. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before you die.

If the annuitant and the owner are the same person and his/her spouse is the beneficiary, the beneficiary may elect to continue the contract in his/her own name as owner and annuitant on the death of the owner/annuitant.

Purchasing a Contract

Purchase Payments

The minimum amount we accept for your initial purchase payment is:

o    $10,000 for an immediate contract; and

o $500 for a deferred contract. However, if you purchase a deferred contract under an automatic investment plan, the minimum purchase payment is $40.

The maximum amount of total purchase payments we accept for a deferred or an immediate contract without our prior approval is $ 1 million.

You may increase the amount of purchase payments under a deferred contract in any year to an amount that does not exceed twice the total purchase payments you made in the first contract year. You may decrease the amount of your purchase payments to not less than $10.

You may discontinue making purchase payments to a deferred contract. The contract will remain in force as a paid-up annuity contract as long as you have not fully withdrawn the contract value. We will continue to charge the annual maintenance fee. You may make additional purchase payments within a 3 year period from our receipt of your last purchase payment or at the discretion of the principal underwriter, at any time thereafter. You may not make a purchase payment after annuity payments begin.

You may make your initial purchase payment, along with your completed application, by giving them to your agent. You can make additional purchase payments:

o by mailing a check that clearly indicates your name and contract number to our lockbox:

     MassMutual Panorama
     P.O. Box 92230
     Chicago, IL 60675-2230

o    by instructing your bank to wire transfer funds to:

     Chase Manhattan Bank, New York, New York
     ABA # 021000021
     MassMutual Account # 323065392
     Ref: VA Contract #
     Name: (Your Name)

We have the right to reject any application or purchase payment.

Allocation of Purchase
Payments

When you purchase your contract, you choose how we will apply your purchase payments among the funds. If you make additional purchase payments on a deferred contract, we will apply them in the same way as your first purchase payment, unless you tell us otherwise.

Once we receive your purchase payment and the necessary information at our Annuity Service Center or lockbox, we will issue your contract and apply your first purchase payment within 2 business days. If you do not give us all of the information we need, we will contact you to get it. If for some reason we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information.

If you add more money to your deferred annuity contract by making additional purchase payments, we will credit these amounts to your contract on the business day we receive them at our Annuity Service Center or lockbox. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your purchase payment at our Annuity Service Center or lockbox on a non-business day or after the business day closes, we will credit the amount to your contract effective the next business day.

Investment Choices

The Separate Account

Panorama Separate Account was established on June 23, 1981, in accordance with authorization by the Board of Directors of Connecticut Mutual Life Insurance Company (CML). Upon the merger of CML and MassMutual, MassMutual assumed ownership of the separate account.

We use the separate account to hold the assets that underlie the contracts. The separate account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

MassMutual owns the assets of the separate account. However, those separate account assets equal to the reserves and other contract liabilities are not chargeable with liabilities arising out of any other business we may conduct. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to, or charged against, the contracts and not against any other contracts we may issue.

We currently divide this separate account into 4 sub-accounts. Each of these sub-accounts invests in a fund. You bear the complete investment risk for purchase payments that you allocate to a fund.

The Funds

The contracts offer 4 funds that are listed below. We may add additional funds in the future.

Panorama Series Fund, Inc.


Panorama Series Fund, Inc. ("Panorama Fund") is an open-end investment company. OppenheimerFunds, Inc. ("OFI"), an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended, ("Investment Advisers Act") is the investment adviser to the Panorama Fund. It performs administrative functions relative to the Panorama Fund, including the keeping of all records not maintained by the custodian. OFI has operated as an investment adviser since 1959 and, together with a subsidiary, manages companies with over $95 billion in assets and over 4 million shareholder accounts as of December 31, 1998. OFI is owned by Oppenheimer Acquisition Corporation, a holding company that is owned in part by senior officers of OFI and controlled by MassMutual. The address of OFI is Two World Trade Center, New York, NY 10048-0203.


Panorama Total Return Portfolio. The Panorama Total Return Portfolio seeks to maximize the total investment return (including capital appreciation and income) by allocating its assets among stocks, corporate bonds, U.S. Government securities and its instrumentalities, and money market instruments according to changing market conditions.


Panorama Growth Portfolio. The Panorama Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks with low price-earnings ratios and better than anticipated earnings. Realization of current income is a secondary consideration.


Oppenheimer Variable Account Funds

Oppenheimer Variable Account Funds ("Oppenheimer Funds") is an investment company consisting of ten separate series of shares known as funds. The Oppenheimer Funds are also advised by OFI.


Oppenheimer Bond Fund/VA. The Oppenheimer Bond Fund/VA seeks a high level of current income. The Fund seeks capital growth when consistent with its primary objective. This Fund will, under normal market conditions, invest at least 65% of its total assets in investment grade debt securities.

Oppenheimer Money Fund/VA. The Oppenheimer Money Fund/VA seeks to maximize current income from investments in " money market" securities consistent with low capital risk and maintenance of liquidity. The Fund invests in short-term, high quality money market securities.


--------------------------------------------------------------------------------
There is no assurance that the funds will achieve their stated objective. The fund prospectuses contain more detailed information about the funds. Current copies of the fund prospectuses are attached to this prospectus. You should read the information contained in the funds' prospectuses carefully before investing.
--------------------------------------------------------------------------------

Contract Value

Your contract value is your value in the separate account. Your value in the separate account will vary depending on the investment performance of the funds you choose. In order to keep track of your deferred contract value, we use a unit of measure called an accumulation unit. During the income phase of your deferred or immediate contract we call the unit an annuity unit.

Accumulation Units

Every day we determine the value of an accumulation unit for each of the funds. Changes in the accumulation unit value reflect the investment performance of the fund as well as deductions for insurance and other changes. The value of an accumulation unit may go up or down from business day to business day.

The Statement of Additional Information contains more information on the calculation of the accumulation unit value.

When you make a purchase payment on a deferred contract, we credit your contract with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the purchase payment allocated to a fund by the value of the accumulation unit for that fund. When you make a withdrawal, we deduct from your contract accumulation units representing the withdrawal amount.

We calculate the value of an accumulation unit for each fund after the New York Stock Exchange closes each business day. Any change in the accumulation unit will be reflected in your contract value.


Example: On Monday we receive an additional purchase payment of $5,000 from you. You have told us you want this to go to the Oppenheimer Bond Fund/VA. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the Oppenheimer Bond Fund/VA is $13.90. We then divide $5,000 by $13.90 and credit your contract on Monday night with 359.71 accumulation units for the Oppenheimer Bond Fund/VA.


Transfers

You can transfer all or part of your contract value. You can make transfers by telephone. If you want to use our automatic voice response system, you must submit a written request to obtain a personal identification number (PIN). You may also give the annuitant authority to make transfers of contract value. We will use reasonable procedures to confirm that instructions given to us by telephone are genuine. We may be liable for any losses due to unauthorized or fraudulent instructions, if we fail to use such procedures. We may tape record all telephone instructions.

Your transfer is effective on the business day we receive your request at our Annuity Service Center. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your transfer request at our Annuity Service Center on a non-business day or after our business day closes, your transfer will be effective on the next business day.

Transfers During the Accumulation Phase

As the owner of a deferred contract, you may transfer all or part of your contract value in a fund. You can make a transfer to or from any fund. We do not limit the number of transfers you can make during the accumulation phase. However, the transfers are generally subject to a $10 transaction charge for each fund from which you make a transfer. Currently, we waive this transaction charge on up to 4 transfers in any calendar year. We may increase this charge, but it will not exceed $20.

Transfers During the Income Phase

If the income phase has begun and we are making annuity payments on a lifetime basis, you may make only one transfer between funds each calendar year. We currently do not limit the number of transfers between funds, if we are making annuity payments on a non-life basis.

Dollar Cost Averaging Program

The Dollar Cost Averaging Program allows deferred contract owners to systematically transfer a set amount from a selected fund to any of the other funds. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. The Dollar Cost Averaging Program is available only during the accumulation phase.

Dollar Cost Averaging does not assure a profit and does not protect you against loss in declining markets. Since Dollar Cost Averaging involves continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue the Dollar Cost Averaging Program through periods of fluctuating price levels.

Your contract value must be at least $5,000 to initiate the program. The minimum amount you can transfer is $100. You can choose the frequency at which the Dollar Cost Averaging transfers are to be made, i.e., monthly, quarterly, semi-annually or annually. You will also choose the specific date when the first Dollar Cost Averaging transfer is made. However, if you select a date that is less than 5 business days from the date the election form is received at our Annuity Service Center, we may defer the first transfer for one month. If you do not select a start date, we will automatically start the Dollar Cost Averaging Program within 5 business days from the date we receive your election form. You may make changes to your election, including termination of the program, by written request.

If you participate in the Dollar Cost Averaging Program, we currently do not take the transfers made under the program into account in determining any transaction charge.

If you are participating in the Dollar Cost Averaging Program you cannot also participate in the Systematic Withdrawal Plan.

The Dollar Cost Averaging option will terminate:

o    if you withdraw your total contract value;

o    if you request a transfer other than through the Dollar Cost Averaging
     Program;

o    upon your death or the annuitant's death;

o    if the last transfer you selected has been made;

o    if there is insufficient value in the selected fund to make the transfer;

o    if your contract enters the income phase; or

o if we receive your written request to terminate the program at our Annuity Service Center at least 5 business days prior to the next transfer date.

We currently do not charge you for participation in the Dollar Cost Averaging Program. However, we reserve the right to charge for this feature in the future.

Withdrawals

During the accumulation phase, deferred contract owners may make either partial or total withdrawals of their contract value. Your withdrawal is effective on the business day we receive your request at our Annuity Service Center. If we receive your request at our Annuity Service Center on a non-business day or after our business day closes, your withdrawal request will be effective on the next business day. We will pay any withdrawal amount within 7 days of our receipt of your fully completed written request at our Annuity Service Center unless we are required to suspend or postpone withdrawal payments.

Partial withdrawals are subject to a contingent deferred sales charge.

When you make a total withdrawal you will receive the value of your deferred contract:

o    less any applicable contingent deferred sales charge;

o    less any applicable premium tax;

o    less any annual maintenance charge; and

o less any purchase payments we credited to your contract that have not cleared the bank, until they clear the bank.

Currently, we charge a $10 transaction charge for more than 1 partial withdrawal in any calendar year.

Generally, once your contract enters the income phase, you may not make partial or full withdrawals. However, under Option E - Specified Payments for a Variable Period, you may partially or fully withdraw your contract value during the payment period.

Systematic Withdrawal Program

This program provides for an automatic monthly, quarterly, semi-annual or annual payment of fixed dollar amounts to you from your contract. Your contract value must be at least $25,000 to initiate the program. The minimum amount for each withdrawal is $100. Currently, we do not have a charge for this program, but we reserve the right to charge in the future.

Your systematic withdrawal program will begin on the start date you select as long as we receive a properly completed written request at least 5 business days before your selected start date. We may delay the start date for one cycle (month, quarter, etc.) if we do not receive your at least 5 business days before your elected start date. If you do not select a start date, we will automatically begin systematic withdrawals within 5 business days after we receive your request.

If you are participating in the Automatic Investment Plan Option or the Dollar Cost Averaging Program you cannot also participate in the Systematic Withdrawal Program.

You may make changes to your systematic withdrawal program by submitting a written request to terminate the existing election and identifying a new election.

Your systematic withdrawal program ends:

o    if you withdraw your total contract value;

o    upon your death or the annuitant's death;

o    if we process the last withdrawal you selected;

o if your value in a selected fund is insufficient to complete the withdrawal;

o    if you begin receiving annuity payments; or

o if you give us a written request to terminate your program. We must receive your request at least 5 business days before the next withdrawal date.

--------------------------------------------------------------------------------
Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make.
--------------------------------------------------------------------------------

Expenses

There are charges and other expenses associated with the contracts that reduce the return on your investment in the contract. These charges and expenses are:

Deductions From Purchase Payments

Policy Fee

We deduct a policy fee of $70 from the purchase payment for an immediate contract in order to cover certain expenses related to the sale of an immediate contract.

Sales Charge

We do not deduct a contingent deferred sales charge under immediate contracts. Instead, we deduct a sales charge from the purchase payment in order to cover certain expenses related to the sale of the contract. We deduct the sales charge on an immediate annuity as a percentage of the purchase payment remaining after we assess the $70 policy fee and any premium tax.

The sales charge is:

o    3% of the purchase payment up to $10,000;

o    2% of the next $90,000; and

o    1% of any purchase payment over $100,000.

Example: On a $10,000 purchase payment for an immediate contract, the sales charge of 3% plus the policy fee of $70 results in a 3.68% deduction from the purchase payment.

Insurance Charge

Each business day we deduct our insurance charge from the assets of the separate account. We do this as part of our calculation of the value of the accumulation units and the annuity units. The insurance charge is called the mortality and expense risk charge.

Mortality and Expense Risk Charge

This charge is equal, on an annual basis, to 0.73% of the daily value of the assets invested in each fund, after fund expenses are deducted. This charge is for:

o the mortality risk associated with the insurance benefits provided, including our obligation to make annuity payments during the income phase regardless of how long all annuitants live, and the guarantee of rates used to determine your annuity payments during the income phase;

o the expense risk that the current charges will be insufficient to cover the actual cost of administering the contract.

We assess this charge against both immediate and deferred contracts. We cannot increase the mortality and expense risk charge. If the mortality and expense risk charge is not sufficient, then we will bear the loss. However, we do expect to profit from this charge.

Annual Maintenance Charge

At the end of each contract year, we currently deduct $40 from your deferred contract as an annual maintenance charge. We will also deduct this charge if you make a full withdrawal of your deferred contract value. This charge is used to reimburse us for providing administrative service to deferred contracts, including providing you with periodic reports and other communications, as well as maintaining contract owner records. We designed this charge so that it does not exceed the actual expenses we incur in administering the deferred contracts.

We may increase this charge, but it will not exceed $60. We do not deduct this charge from deferred contracts once they enter the income phase, nor do we deduct this charge from immediate contracts. Subject to state regulations, we will deduct the annual maintenance charge proportionately from the funds you have selected.

Transaction Charge

During the accumulation phase of deferred contracts, we impose a transaction charge to offset costs of processing your requests for transfers and partial withdrawals. We assess this charge against certain partial withdrawals and transfers. This charge is currently $10.

If you request to transfer/withdraw a dollar amount, we will deduct any transaction charge from the amount you transfer/withdraw. If you request to transfer/withdraw a percentage of your value in an investment choice, we will deduct the transaction charge from the amount remaining in the investment choice. If you transfer/withdraw the entire amount in an investment choice, we will deduct the transaction charge from the amount you transfer/withdraw.

We reserve the right to increase this charge. However, it cannot exceed $20. We cannot increase the fee with respect to partial withdrawals without approval of the Securities and Exchange Commission.

Currently we waive the transaction charge on the first 4 transfers and 1 partial withdrawal in any one calendar year. We do not deduct this charge from deferred contracts in the income phase or from immediate contracts.

Contingent Deferred Sales Charge

We do not deduct a sales charge when we receive a purchase payment for a deferred contract. However, we may assess a contingent deferred sales charge on any amount in excess of the free withdrawal amount that you withdraw from your contract during the first 10 contract years. We use this charge to cover certain expenses relating to the sale of a deferred contract.

If you withdraw:

o from more than one fund, we will deduct the contingent deferred sales charge proportionately from the amounts remaining in the funds you selected.

o the total value from a fund, we will deduct the contingent deferred sales charge proportionately from amounts remaining in the funds that still have value.

o your entire contract value, we will deduct the contingent deferred sales charge proportionately from your contract value in each fund.

The amount of the contingent deferred sales charge depends on the amount of the withdrawal and the length of time since we issued the contract. The contingent deferred sales charge is assessed as follows:

                   Years since
                 Contract Issued                           Charge
              --------------------------------------------------------
                        1-5                                   5%
              --------------------------------------------------------

                        6-10                                  4%

              --------------------------------------------------------
                     11 or more                               0%
              --------------------------------------------------------

If you choose to begin the income phase of your deferred contract before the maturity date and select the non-life variable annuity option (Option E), we will treat the payments as partial withdrawals and we may impose a contingent deferred sales charge as illustrated above.

If you choose to begin the income phase of your deferred contract during the first 3 contract years and you select a variable life annuity option, we apply a reduced contingent deferred sales charge on the amount applied to provide annuity payments. This contingent deferred sales charge is assessed as follows:

                         Years                              Deduction
              --------------------------------------------------------
                           1                                    3%
              --------------------------------------------------------

                           2                                    2%

              --------------------------------------------------------
                           3                                    1%
              --------------------------------------------------------

                     4 or more                                  0%

We do not impose a contingent deferred sales charge on withdrawals made after the contract maturity date you elected on your application.

You may reinvest the net proceeds of a full withdrawal of a deferred contract without being subject to further contingent deferred sales charges within a limited time period after your full withdrawal. Please refer to the Statement of Additional Information for a discussion of this reinvestment privilege.

In addition to the free withdrawals described later in this section, we will not impose a contingent deferred sales charge under the following circumstances.

o If you surrender your deferred contract before April 30, 2000, and the proceeds of the surrender are used to purchase a new group annuity issued by us. The group annuity may be subject to charges upon surrender.

o If you redeem "excess contributions" to a plan qualifying for special income tax treatment. These types of plans are referred to as qualified plans, including Individual Retirement Annuities (IRAs). We look to the Internal Revenue Code for the definition and description of excess contributions.

o If you use the proceeds of an individual variable annuity contract or accumulation annuity contract previously issued by us for the benefit of the contract owner or annuitant to purchase a contract.

Free Withdrawals

Beginning in the second calendar year, you may withdraw 10% of your contract value as of the close of our business day on December 31st of the previous calendar year, without incurring a contingent deferred sales charge. You may take this 10% either in a lump sum or in multiple withdrawals each calendar year.

Premium Taxes

Some states and other governmental entities charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction from the value of your immediate or deferred contract for them. Currently we do not charge a deferred contract owner for these taxes until you begin annuity payments or make a full withdrawal. However, we currently deduct any applicable premium tax from the purchase payment an immediate contract owner gives us. Premium taxes generally range from 0% to 3.5%, depending on the state.

Income Taxes

We will deduct from the contract any income taxes that we incur because of the operation of the separate account. At the present time, we are not making any such deductions. We will deduct any withholding taxes required by law.

Fund Expenses

There are deductions from and expenses paid out of the assets of the various funds, which are described in the attached fund prospectuses. We may enter into certain arrangements under which we are reimbursed by the funds' advisors, distributors and/or affiliates for the administrative service that we provide.

The Income Phase

If you want to receive regular income from your deferred contract, you can choose to receive fixed or variable annuity payments under one of several options. You can choose the month and year in which those payments begin. We call that date the maturity date.

You choose your maturity date and annuity option when you purchase your contract. You may delay your maturity date up to 10 years after the date you indicated on your application provided you give us 30 days written notice. The maximum maturity date you may elect is the annuitant's 80th birthday. If you do not choose an annuity option, we will assume that you selected a life annuity with 120 months of guaranteed payments.

We make annuity payments based on the age and sex of the annuitant under all options except Option E. We may require proof of age and sex before annuity payments begin.

At the maturity date, you have the same fund choices that you had in the accumulation phase. If you do not tell us otherwise, we will base your annuity payments on the investment allocations that are in place on the maturity date. After we begin making annuity payments, you may make 1 transfer between funds each calendar year.

If your contract value is less than $2,000 on the maturity date, we reserve the right to pay you a lump sum rather than a series of annuity payments. If any annuity payment is less than $20.00, we reserve the right to change the payment basis to equivalent less frequent payments.

In order to avoid adverse tax consequences, you should begin to take distributions at least equal to the minimum amount required by the IRS no later than the required beginning date. If your contract is an IRA, that date should be the year you reach age 70 1/2. For qualified plans and TSAs, that date is the later of your retirement or when you reach age 70 1/2.

Annuity Options For Deferred Contracts

The following fixed or variable annuity options are available to deferred contract owners. After annuity payments begin, you cannot change the annuity option or the frequency of annuity payments. In general, we do not allow withdrawals once life annuity payments have started. Under Option E - Specified Payments for a Variable Period, you may make a full or partial withdrawal or apply your value for a life annuity option.

Annuity Option A - Life Income. We will make fixed or variable monthly payments as long as the annuitant lives. When the annuitant dies we stop making payments.

Annuity Option B - Life Income with 60, 100, 120 or 240 Monthly Payments Guaranteed. We will make fixed or variable monthly payments for a guaranteed period, or as long as the annuitant lives, whichever is longer. The guaranteed period may be 60, 100, 120 or 240 months

Annuity Option C - Unit Refund Life Annuity. We will make fixed or variable monthly annuity payments as long as the annuitant lives. When we receive proof the annuitant has died, we may make an additional payment. This payment will be the value of an annuity unit on the date the additional payment is made multiplied by the excess of (a) over (b).

(a) The accumulated value divided by the value of an annuity unit on the date annuity payments begin.

(b) The number of annuity units represented by each monthly payment multiplied by the number of annuity payments made prior to death.

Annuity Option D - Joint Life Income for Annuitant and One Other Person with 2/3 Annuity Units to Survivor. (120 months certain) We will make fixed or variable monthly payments during the lifetime of the annuitant and one other designated person. We will pay the income for 120 months and as long afterwards as the annuitant and the other designated person are alive. After either the annuitant or the other designated person dies and after we pay any remaining guaranteed payments, we will continue monthly payments for the life of the designated person. These payments will be computed on the basis of two-thirds of the number of payment (or units) in effect during the joint lifetime.

Annuity Option E - Specified Payments for a Variable Period. We will make equal periodic payments in the amount you specify until the remaining balance is less than the amount of one payment. At this time, we will pay the remaining balance as the final payment under this option.

You may choose to receive payments on an annual, semiannual, quarterly or monthly basis. You may fully or partially withdraw the remaining balance at any time. Amounts we pay under Annuity Option E during the first 10 years a deferred contract is in existence prior to the maturity date may be subject to a contingent deferred sales charge.

In addition to these annuity options, we may pay you under other methods of payment as long as both you and we agree upon the terms in writing.

You may apply the proceeds from any partial or full withdrawal to any retirement options under any fixed annuity contract we issue at the time of selection and for which you would have been eligible to purchase. The withdrawal may be subject to an annual maintenance charge and a policy fee.

Annuity Payment Options For Immediate Contracts

The net purchase payment for an immediate contract is used to provide an immediate life annuity, joint life annuity, or a unit refund life annuity. You choose the payment option when you purchase your immediate contract. The following variable annuity payment options are available to immediate contract owners. After annuity payments begin, you cannot change the payment option or frequency of annuity payments. In addition, we do not allow withdrawals once life annuity payments have started.

Annuity Option A - Life Income. We will make variable monthly payments as long as the annuitant lives. When the annuitant dies we stop making payments.

Annuity Option B - Life Income with 60, 100, 120 or 240 Monthly Payments Guaranteed. We will make variable monthly payments for a guaranteed period, or as long as the annuitant lives, whichever is longer. The guaranteed period may be 60, 100, 120 or 240 months

Annuity Option C - Unit Refund Life Annuity. We will make variable monthly annuity payments as long as the annuitant lives. When we receive proof the annuitant has died, we may make an additional payment. This payment will be the value of an annuity unit on the date the additional payment is made, multiplied by the excess of (a) over (b).

(a) The accumulated value divided by the value of an annuity unit on the date annuity payments begin.

(b) The number of annuity units represented by each monthly annuity payment multiplied by the number of annuity payments made prior to death.

Annuity Option D - Joint Life Income for Annuitant and One Other Person with 2/3 Annuity Units to Survivor. (120 months certain) We will make variable monthly payments during the lifetime of the annuitant and one other designated person. We will pay the income for 120 months and as long afterwards as the annuitant and the other designated person are alive. After either the annuitant or other designated person dies and after we pay any remaining guaranteed payments, we will continue monthly payments for the life of the designated person. These payments will be computed on the basis of two-thirds of the payment (or units) in effect during the joint lifetime.

In addition to these annuity options, we may pay you under other methods of payment as long as both you and we agree upon the terms in writing.

Fixed Annuity Payments

Deferred contract owners may choose to receive fixed payments. If fixed payments are chosen, the payment amount will not vary. The payment amount will depend upon the following 5 things:

o    the value of your contract on the maturity date;

o    the deduction of premium taxes, if applicable;

o    the deduction of a contingent deferred sales charge, if applicable;

o    the annuity option you select; and

o the age and sex of the annuitant (and joint annuitant if a joint payment option is elected).

Variable Annuity Payments

Deferred and immediate contract owners may choose to receive variable payments. If variable payments are chosen, the payment amount will vary with the investment performance of the funds. The first payment amount will depend on the following 6 things:

o    the value of your contract on the maturity date;

o    the deduction of premium taxes, if applicable;

o the deduction of a contingent deferred sales charge, if applicable (for deferred contracts only);

o    the annuity option you select;

o the age and sex of the annuitant (and joint annuitant if a joint payment option is elected); and

o    an assumed investment rate (AIR) of 3.5% per year.

Future variable payments will depend on the performance of the funds you selected. If the actual performance exceeds the 3.5% assumed investment rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual rate is less than 3.5% plus the amount of the deductions, your annuity payments will decrease.

Annuity Unit Value

In order to keep track of the value of your variable annuity payment, we use a unit of measure called an annuity unit. We calculate the number of your annuity units at your contract maturity date. The number of annuity units will not change. However, the value of your annuity units will change to reflect the investment performance of the funds you selected. The Statement of Additional Information contains more information on how annuity payments and annuity unit values are calculated.

Death Benefit

If the annuitant dies before we begin making annuity payments, we will pay a death benefit to the beneficiary. The death benefit is the contract value on the date we receive due proof of death and an election of a single-sum cash payment at our Annuity Service Center.

The beneficiary may elect to receive the death benefit in a lump sum payment or he/she may elect, within 90 days from the date we receive proof of death, to receive the death benefit as an annuity option. If the beneficiary does not make an election by the end of the 90-day period, we will pay the contract value to the beneficiary on that date in a lump-sum cash payment.

If a lump-sum payment is elected, we will pay the amount within 7 days after we receive due proof of death and written notice of the election at our Annuity Service Center unless we are required to suspend or delay payment.

Taxes

--------------------------------------------------------------------------------
NOTE: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances. We have included in the Statement of Additional Information an additional discussion regarding taxes.
--------------------------------------------------------------------------------

Annuity Contracts In General

Annuity contracts are a means of setting aside money for future needs - usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

Simply stated, these rules provide that you will not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral. There are different rules as to how you are taxed depending on how you take the money out and the type of contract - qualified or non-qualified (see following sections).

You, as the owner of a non-qualified annuity, will generally not be taxed on increases in the value of your contract until a distribution occurs -either as a withdrawal or as annuity payments.

When you make a withdrawal, you are taxed on the amount of the withdrawal that is earnings. For annuity payments, different rules apply. A portion of each annuity payment is treated as a partial return of your purchase payments and is not taxed. The remaining portion of the annuity payment is treated as ordinary income. How the annuity payment is divided between taxable and non-taxable portions depends upon the period over which the annuity payments are expected to be made. Annuity payments received after you have recovered all of your purchase payments are fully includible in income.

When a non-qualified contract is owned by a non-natural person (e.g., corporation or certain other entities other than a trust holding the contract as an agent for a natural person), the contract will generally not be treated as an annuity for tax purposes.

Qualified And Non-Qualified Contracts

If you purchase the contract as an individual and not under any pension plan, specially sponsored program or an individual retirement annuity, your contract is referred to as a non-qualified contract.

If you purchase the contract under a pension plan, specially sponsored program, or an individual retirement annuity, your contract is referred to as a qualified contract. Examples of qualified plans are: deductible and non-deductible Individual Retirement Annuities (IRAs), Tax Sheltered Annuities (TSAs) and pension and profit-sharing plans, which include 401(k) plans and H.R. 10 plans, etc.

Withdrawals - Non-Qualified Contracts

If you take a withdrawal from your contract, the Code treats that withdrawal as first coming from earnings and then from your purchase payments. The withdrawn earnings are includible in income.

The Code also provides that any amount received under an annuity contract that is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

o    paid on or after the taxpayer reaches age 59 1/2;

o    paid after you die;

o paid if the taxpayer becomes totally disabled (as that term is defined in the Code);

o paid in a series of substantially equal payments made annually (or more frequently) for life or a period not exceeding life expectancy;

o    paid under an immediate annuity; or

o    which come from purchase payments made before August 14, 1982.

Withdrawals - Qualified Contracts

If you have no cost basis for your interest in a qualified contract, the full amount of any distribution is taxable to you as ordinary income. If you do have a cost basis for your interest, a portion of the distribution is taxable, generally based on the ratio of your cost basis to your total contract value. Special tax rules may be available for certain distributions from a qualified contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401 (Pension and Profit-Sharing Plans), 408 (Individual Retirement Annuities - IRAs), and 408A (Roth IRAs). Exceptions from the penalty tax are as follows:

o    distributions made on or after you reach age 59 1/2;

o    distributions made after your death or disability (as defined in Code
     Section 72(m)(7);

o after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary (in applying this exception to distributions from IRAs, a separation from service is not required);

o distributions made after separation of service if you have reached age 55 (not applicable to distributions from IRAs);

o distributions made to you up to the amount allowable as a deduction to you under Code Section 213 for amounts you paid during the taxable year for medical care;

o distributions made to an alternate payee pursuant to a qualified domestic relations order (not applicable to distributions from IRAs);

o distributions from an IRA for the purchase of medical insurance (as described in Code Section 213(d)(1)(D)) for you and your spouse and dependents if you received unemployment compensation for at least 12 weeks and have not been re-employed for at least 60 days);

o distributions from an IRA to the extent they do not exceed your qualified higher education expenses (as defined in Code Section 72(t)(7) for the taxable year; and

o distributions from an IRA which are qualified first-time home buyer distributions (as defined in Code Section 72(t)(8)).

Generally, distributions from a qualified plan must begin no later than April 1st of the calendar year following the later of (a) the year in which you attain age 70 1/2 or (b) the calendar year in which you retire. The date set forth in (b) does not apply to an IRA. Required distributions do not apply to a Roth IRA during your lifetime. Required distributions must be over a period not exceeding your life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary. If required minimum distributions are not made, a 50% penalty tax is imposed on the amount that should have been distributed.

Withdrawals - Tax Sheltered Annuities

The Code limits the withdrawal of purchase payments made by owners through salary reductions from certain Tax-Sheltered Annuities. Withdrawals of salary reduction amounts and their earnings can only be made when an owner:

o    reaches age 59 1/2;

o    leaves his/her job;

o    dies;

o    becomes disable, as the term is defined in the Code; or

o    in the case of hardship.

In the case of hardship, the owner can only withdraw the purchase payments and not any earnings.

Any contract value you had as of December 31, 1988 is not subject to these restrictions. Additionally, return of "excess contributions" and amounts payable to a spouse as a result of a qualified domestic relations order are not subject to these restrictions.

Withdrawals - Texas Optional Retirement Program

No withdrawals may be made in connection with a contract issued pursuant to the Texas Optional Retirement Program for faculty members of Texas public institutions of higher learning before you:

o terminate employment in all such institutions and repay employer contributions if termination occurs during the first twelve months of employment;

o    retire;

o    die; or

o    attain age 70 1/2

Other Information

Performance

We may advertise certain performance-related information for the deferred contracts. This information reflects historical performance and is not intended to indicate or predict the future performance.

Standardized Total Returns

We will show standardized average annual total returns for sub-accounts that have been in existence for more than one year. These returns assume you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects a deduction for the contingent deferred sales charge, the annual maintenance charge and all other separate account and contract level charges, except premium taxes, if any.

If a sub-account has been in existence for less than one year, we will show the aggregate total return. This assumes you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects the change in unit value and a deduction of the contingent deferred sales charge.

Nonstandard Total Returns

We will also show total returns based on historical performance of the sub-accounts and underlying funds. We may assume the contracts were in existence prior to their inception date, January 21, 1982, which they were not. Total return percentages include all fund level and separate account level charges. They do not include a contingent deferred sales charge, annual maintenance charge, or premium taxes, if any. If these charges were included, returns would be less than those shown.

Total Returns compare the value of an accumulation unit at the beginning of a period with the value of an accumulation unit at the end of the period.

Average Annual Total Returns measure this performance over a period of time greater than one year. Average annual total returns compare values over a given period of time and express the percentage as an average annual rate.

Yield and Effective Yield

We may also show yield and effective yield for the Oppenheimer Money Fund/VA over a seven-day period, which we then "annualize". This means that when we calculate yield, we assume that the amount of money the investment earns for the week is earned each week over a 52- week period. We show this as a percentage of the investment. We calculate the "effective yield" similarly, but when we annualize the amount, we assume the income earned is re-invested. Therefore, the effective yield is slightly higher that the yield because of the compounding effect.

Related Performance

Some of the funds available to you may be similar to mutual funds offered in the retail marketplace. These funds generally have the same investment objectives, policies and portfolio managers as the retail mutual funds and usually were formed after the retail mutual funds. While these funds generally have identical investment objectives, policies and portfolio managers, they are separate and distinct from retail mutual funds. In fact, performance of these funds may be dramatically different from the performance of the retail mutual funds. This is due to differences in the funds' sizes, dates shares of stocks are purchased and sold, cash flows and expenses. You should remember that retail mutual fund performance is not the performance of the funds available in this contract and is not an indication of future performance of these funds.

Year 2000

Like other businesses and governments around the world, we could be adversely affected if the computer systems used by us and those with which we do business do not properly recognize the year 2000. This is commonly known as the "Year 2000 issue".

In 1996, we began an enterprise-wide process of identifying, evaluating and implementing changes to computer systems and applications software to address the Year 2000 issue on our behalf and on behalf of certain subsidiaries. We are addressing the Year 2000 issue internally with modifications to existing programs and conversions to new programs. We are also seeking assurances from vendors, customers, service providers, governments and others with which we conduct business, to determine their Year 2000 readiness.


The costs related to the Year 2000 issue are currently being expensed, and when measured against net gain from operations, are not material to us.


Distributors

MML Distributors, LLC (MML Distributors) serves as principal underwriter for the contracts. MML Investors Services, Inc. (MMLISI) serves as co-underwriter for the contracts. Their purpose as underwriters is to distribute the contracts. MML Distributors and MMLISI are wholly owned subsidiaries of MassMutual. Both are located at 1414 Main Street, Springfield, Massachusetts 01144-1013.

We will pay commissions to broker-dealers who sell the contracts. Currently, we pay an amount up to 5% of purchase payments.

From time-to-time, MML Distributors may enter into special arrangements with broker-dealers that may result in higher commission payments to these broker-dealers for the sale of the contracts.

Assignment/Transferability

You can assign or transfer your contract at any time during your lifetime if it does not have an endorsement limiting transferability. We will not be bound by the assignment/transfer until we receive written notice of the assignment/transfer. We will not be liable for any payment or other action we take in accordance with the contract before we receive notice of the assignment/transfer. You may be subject to tax consequences if you assign or transfer your contract.

If the contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the contract. If you assign your contract, your rights may only be exercised with the consent of the assignee of record. We require consent of any irrevocable beneficiary before we assign proceeds.

Voting Rights

We are the legal owner of the fund shares. However, when a fund solicits proxies in conjunction with a vote of shareholders, it is required to obtain from you and other owners, instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares, for which we have not received voting instructions, in proportion to those instructions. This will also include any shares that we own on our own behalf. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

During the accumulation phase of your contract and while the annuitant is living, we determine the number of shares you may vote by dividing your contract value in each fund, if any, by $100. Fractional shares are counted. During the income phase or after the annuitant dies, we determine the number of shares you may vote based on our liability for future variable monthly annuity payments.

Reservation Of Rights

We reserve the right to:

o    substitute another fund for one of the funds you have selected,

o    to offer additional sub-accounts,

o to operate the separate account as a different form of registered investment company, and

o    to transfer the contracts to a different separate account.

If we exercise any of these rights, we will receive prior approval from the Securities and Exchange Commission when necessary. We will also give you notice of our intent to exercise any of these rights.

Suspension Of Payments Or Transfers

We may be required to suspend or postpone payments for withdrawals or transfers from the funds for any period when:

o the New York Stock Exchange is closed (other than customary weekend and holiday closings); or trading on the New York Stock Exchange is restricted;

o an emergency exists as a result of which disposal of shares of the funds is not reasonably practicable or we cannot reasonably value the shares of the funds; and

o during any other period when the Securities and Exchange Commission, by order, so permits for your protection.

Legal Proceedings

We are currently not involved in any legal proceedings that might adversely impact the contracts.

Financial Statements

We have included our financial statements and those of the Separate Account in the Statement of Additional Information.

Additional Information

For further information about the contract, you may obtain a Statement of Additional Information. You can call the telephone number indicated on the cover page or you can write to us. For your convenience we have included a form for that purpose.

The Table of Contents of this statement is as follows:


     1.   Company

     2.   The Separate Account

     3.   Purchase of Securities Being Offered

     4.   Underwriting Arrangements

     5.   How Annuity Payments Are Determined

     6.   How the Value of the Deferred Contract Is Determined

     7.   How the Accumulation Unit Value is Determined

     8.   Distribution on Death of Contract Owner

     9.   Valuing the Underlying Fund Shares

     10.  Performance Measures

     11.  Federal Tax Matters

     12.  Experts

     13.  Appendix - General Formulae

     14.  Financial Statements

To:  Massachusetts Mutual Life Insurance Company
     Annuity Service Center, H563
     P.O. Box 9067
     Springfield, Massachusetts 01102-9067

Please send me a Statement of Additional Information for MassMutual's Panorama.

Name      __________________________________________

Address   __________________________________________

          __________________________________________

City      _________________ State ______ Zip _______

Telephone __________________________________________

Appendix A

Condensed Financial Information


The following schedules include accumulation unit values for the periods indicated. We have extracted this data from the separate account's audited financial statements. You should read this information in conjunction with the separate account's audited financial statements and related notes that are included in the Statement of Additional Information.


Accumulation Unit Values

                  Dec. 31,    Dec. 31,    Dec. 31,   Dec. 31,    Dec. 31,   Dec. 31,    Dec. 31,   Dec. 31,    Dec 31,      Dec 31,
Sub-Account         1989        1990        1991       1992        1993       1994        1995       1996        1997        1998
-------------    ----------  ----------  ---------- ----------  ---------- ----------  ---------- ----------  ----------  ----------

Income
  Qualified      $ 2.487982  $ 2.615843  $ 3.072358 $ 3.267301  $ 3.636070 $ 3.465955  $ 4.078803 $ 4.166877  $ 4.519364  $ 4.791679
  Non-Qualified    2.333544    2.453465    2.881652   3.064477    3.410353   3.250807    3.825614   3.908213          --          --
Growth
  Qualified        3.845654    3.516048    4.800445   5.354570    6.441387   6.374619    8.706503  10.292858   12.912257   13.898348
  Non-Qualified    3.450568    3.154832    4.307275   4.804471    5.779640   5.719724    7.812045   9.235434          --          --
Money-Market
  Qualified        1.800207    1.929917    2.025824   2.078427    2.118784   2.183169    2.287780   2.386915    2.495743    2.607996
  Non-Qualified    1.800207    1.929917    2.025824   2.078427    2.118784   2.183169    2.287780   2.386915          --          --
Total Return
  Qualified        2.659125    2.652928    3.391910   3.710830    4.275618   4.183148    5.171950   5.641525    6.653722    7.325036
  Non-Qualified    2.536068    2.530171    3.234955   3.539112    4.077758   3.989561    4.932613   5.380456          --          --


On November 28, 1997, we eliminated the distinction between the Panorama qualified and non-qualified sub-accounts. From that date forward, all contracts in the accumulation phase have one unit value whose historical basis is the qualified value. On November 28, 1997, we reduced the units to maintain a constant dollar value for nonqualified contracts in the accumulation phase while reflecting the higher unit value. The difference had been caused by a difference in tax treatment that was eliminated in 1984.


As of December 31, 1998, a distinction remained for qualified and non-qualified unit values for contracts in the income phase.

                                     PART B
                           INFORMATION REQUIRED IN A
                      STATEMENT OF ADDITIONAL INFORMATION

                                    PANORAMA

                  MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
                                  (Depositor)

                           PANORAMA SEPARATE ACCOUNT
                                  (Registrant)

                      STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus for the Panorama Separate Account dated May 1, 1999, a copy of which may be obtained by writing Massachusetts Mutual Life Insurance Company, Annuity Products, H563, P.O. Box 9067, Springfield, Massachusetts 01102-9067 or calling 1 (800) 366-8226.

                                  May 1, 1999

                               TABLE OF CONTENTS

                                                                              Page
                                                                              ----
Company ...................................................................    2

The Separate Account ......................................................    2

Purchase of Securities Being Offered ......................................    2

Underwriting Arrangements .................................................    2

How Annuity Payments are Determined .......................................    3

How the Value of the Deferred Contract is Determined ......................    4

How the Accumulation Unit Value is Determined .............................    4

Distribution on Death of Contract Owner ...................................    5

Valuing the Underlying Fund Shares ........................................    5

Performance Measures ......................................................    5

Federal Tax Matters .......................................................    9

Experts ...................................................................   16

Appendix A - General Formulae .............................................   A-1

Financial Statements of the Panorama Separate Account and MassMutual ......   Final Pages


                                    COMPANY

Massachusetts Mutual Life Insurance Company ("MassMutual") is a mutual life insurance company specially chartered by the Commonwealth of Massachusetts on May 14, 1851. It is currently licensed to transact life (including variable life), accident, and health insurance business in all states, the District of Columbia, Puerto Rico and certain provinces of Canada. MassMutual had consolidated statutory assets in excess of $67 billion and estimated total assets under management of $176.8 billion as of December 31, 1998.

                              THE SEPARATE ACCOUNT

Panorama Separate Account (the "Separate Account") was established on June 23, 1981 in accordance with authorization by the Board of Directors of Connecticut Mutual Life Insurance Company ("CML"). Upon the merger of CML and MassMutual, MassMutual assumed ownership of the Separate Account. Under Massachusetts law, the assets of the Separate Account are owned by MassMutual, but they are held separately from the other assets of MassMutual and are not chargeable with liabilities incurred in any business operation of MassMutual (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). Income, gains, and losses incurred on the assets in the sub-accounts of the Separate Account, whether or not realized, are credited to or charged against that sub-account, without regard to other income, gains or losses of any other investment account or sub-account of MassMutual. Therefore, the investment performance of any sub-account is entirely independent of the investment performance of MassMutual's General Account assets or any other separate account maintained by MassMutual.

The Separate Account is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended, (the "1940 Act") as a unit investment trust. It meets the definition of a "separate account" under the federal securities laws. However, the SEC does not supervise the management or the investment practices or policies of the Separate Account or of MassMutual.

                      PURCHASE OF SECURITIES BEING OFFERED

Interests in the Separate Account are sold to contract owners as accumulation units. Charges associated with such securities are discussed in the Expenses section of the prospectus.

                           UNDERWRITING ARRANGEMENTS

MML Distributors LLC ("MML Distributors") serves as the principal underwriter and MML Investors Services, Inc. ("MMLISI") serves as co-underwriter for the Panorama contracts. These contracts are offered continuously.

MML Distributors performs sales and administrative functions relative to the contract including the keeping of all records not maintained by MassMutual. It has been registered as a broker/dealer under the Securities Exchange Act of 1934. MML Distributors is an indirect wholly owned subsidiary of MassMutual, is located at Monarch Place, 1414 Main Street, Springfield, MA 01144. Compensation paid to MMLISI in 1998, 1997 and 1996 was $20,000, $20,000 and $41,240
respectively. No compensation was paid to MML Distributors in 1997 or 1998.

Commissions will be paid through MMLISI and MML Distributors to agents and selling brokers for selling the Contracts. During 1998, 1997 and 1996, commission payments amounted to $1,817,780, $1,914,113 and $2,016,628 respectively.

                      HOW ANNUITY PAYMENTS ARE DETERMINED

The dollar amount of annuity payments and the number of annuity units under deferred contracts in force more than three years are determined in three steps.

FIRST, a purchase rate per $1,000 of accumulated value is determined according to the Progressive Annuity Table (as adjusted for year of birth) using the age on the first payment date, and an assumed interest rate of 3 1/2% per year.

SECOND, the product of the accumulated value (divided by 1,000) and the purchase rate is divided by the value of an annuity unit on the first payment date to determine the number of annuity units in each sub-account. This number remains fixed for the life of the contract except in the case of certain joint annuities or if there is a transfer from one sub-account to another.

THIRD, the dollar amount of each annuity payment is determined by multiplying the number of annuity units by the annuity unit value or values as of the date on which the payment is made. This amount may increase or decrease from payment to payment.

For the annuity payments and reserve values to increase, the earnings of the participation must be at a rate higher than the total charges made against the sub-account plus the assumed interest rate used in constructing the annuity table.


For contracts issued prior to July 1, 1988 adjustments to the Progressive Annuity Table are made by an adjustment of one year in the annuitant's age for each twenty (20) calendar years in birth date as shown in the following table:


          Year of Birth                                 Adjusted Age
          -------------                                 ------------
          Before 1900 ............................      Actual Age + 1
          1900 - 1919 ............................      Actual Age
          1920 - 1939 ............................      Actual Age - 1
          1940 - 1959 ............................      Actual Age - 2
          1960 - 1979 ............................      Actual Age - 3

Adjustments for years of birth after 1979 are made in a consistent manner.

The same procedure is followed for immediate contracts based on the net purchase payment and the value of an annuity unit on the issue date. If more than one sub-account is to be used to fund an annuity, the procedure would be repeated for each sub-account and annuity payments would be the total of those generated in each sub-account.


For deferred contracts in the income phase under a life annuity option during the first three years after issuance, the accumulated value will be subject to a contingent deferred sales charge.

Upon receipt of an election to exchange all or a portion of the annuity units of one sub-account for those of another, MassMutual will determine the dollar value of the next annuity payment from the first sub-account on its due date, multiply that value by the percentage of the annuity units to be transferred and then credit the applicant with the number of annuity units in the sub-account to which the transfer is being made, which would give an equal dollar value. The number of annuity units equal to that dollar value would then be canceled in the original sub-account. Subsequent payments would reflect the changes in annuity unit values based on the changed number of annuity units in each sub-account.

              HOW THE VALUE OF THE DEFERRED CONTRACT IS DETERMINED


The contract value of the deferred contract at any time prior to the commencement of annuity payments can be determined by multiplying the total number of accumulation units credited to the contract in each sub-account by the then current accumulation unit values in each. Each owner will be advised at least semi-annually of the number of accumulation units credited to each contract owned, the current accumulation unit values and the total value of each contract. Accumulation units are valued for each day that shares of the Fund are valued and any contract owner may at any time obtain the most recent values from the Annuity Service Center. Any applicable contingent deferred sales charges for making a full withdrawal of contract value must be deducted from this contract value to determine the amount that would be received upon a full withdrawal.


                 HOW THE ACCUMULATION UNIT VALUE IS DETERMINED


The value of an accumulation unit in each sub-account was set at $1.00 on the valuation date on which funds were first placed in the sub-account. Generally, a valuation date is any date on which MassMutual and the New York Stock Exchange are open for business. The value of an accumulation unit on any subsequent valuation date is determined by multiplying the value of an accumulation unit on the immediately preceding valuation date by the net investment factor for the valuation period just ended. A valuation period is a period of time between valuation dates.

Before describing how this net investment factor is determined, we would like to refer you to Appendix A of this Statement of Additional Information, where an example is given of how the factor works.

The factor's purpose is essentially to provide a means of determining the daily fluctuations of the accumulation unit values due to the investment performance of the Fund and any charges made against the sub-account. The actual determination of the net investment factor is as follows.


At each valuation date, a net investment factor for each sub-account is determined from the investment performance of the underlying Portfolio of the Fund for the valuation period just ended. The net investment factor is calculated by dividing (a) by (b) and then subtracting (c), where

     (a) is the net asset value per share of the Portfolio at the end of the valuation period, plus the amount per share of any dividend or capital gain distribution made by the Fund for the Portfolio if the ex-dividend date occurs during the valuation period, minus the amount per Portfolio share of any realized or unrealized capital losses, minus the reserve per Portfolio share for taxes on realized and unrealized capital gains;

     (b) is the net asset value per Portfolio share at the beginning of the valuation period, minus the reserve per Portfolio share for taxes at the beginning of the valuation period;

     (c)  is .000020 multiplied by the number of days in the valuation period.

Since the net investment factor may be less than one if the combined capital losses and deductions for any applicable taxes and daily charges exceed the investment income and capital gains, the value of an accumulation unit on any valuation date may be less than the value on the previous valuation date.

                    DISTRIBUTION ON DEATH OF CONTRACT OWNER

The Deficit Reduction Act of 1984 ("DRA") requires that affected annuity contracts issued after January 18, 1985 contain specific provisions for distribution of the policy proceeds upon the death of the contract owner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that contracts provide that if the contract owner dies on or after the retirement date and before the entire interest in the contract has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the contract owner's death. If the contract owner dies before the retirement date, the entire interest in the contract must generally be distributed within five (5) years after the contract owner's date of death or be used to purchase an immediate annuity under which payments will begin within one year of the contract owner's death and will be made for the life of the beneficiary or for a period not extending beyond the life expectancy of the beneficiary. If the beneficiary is the contract owner's surviving spouse, the contract may be continued with the surviving spouse as the new contract owner. Contracts issued after January 18, 1985, contain endorsements intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in contracts issued after January 18, 1985, satisfy all such Code requirements. The provisions contained in contracts issued after January 18, 1985 will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

As a result of the technical corrections to the DRA effective for contracts issued on or after January 19, 1985 (the effective date of the original distribution provision under the DRA), the death of contract owner distribution rules will not apply to annuity contracts under qualified plans, qualified annuities, Keoghs, Tax Sheltered Annuities ("TSAs") and Individual Retirement Annuities ("IRAs"). (However, these plans are subject to similar required distribution rules.)

For contracts issued on or after April 23, 1987, the following changes apply. Where the contract owner is not an individual, the primary annuitant is considered the holder for purposes of the rules discussed in this section. The primary annuitant is defined as the individual, the events in whose life which are of primary importance in affecting the timing and amount of the payout under the contract. In addition, when an individual is not the contract holder, a change in the primary annuitant is treated as the death of the holder. Finally, in the case of joint contract holders, the distribution rules will be applied at the death of the first of the holders.


                       VALUING THE UNDERLYING FUND SHARES


The shares of the Funds are valued at net asset value as of the end of each Valuation Period. Each Fund's custodian provides these values daily. A complete description of the valuation method used in valuing Fund shares may be found in the prospectus of the respective Fund.


                              PERFORMANCE MEASURES


MassMutual may advertise certain performance-related information. This information reflects historical performance and is not intended to indicate or predict future performance.


                    Standardized Average Annual Total Return


We will show standardized average annual total returns for each sub-account that has been in existence for more than one year. These returns assume you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects a deduction for the contingent deferred sales charge, the annual maintenance charge, and all other fund, separate account and contract level charges, except premium taxes, if any. The annual maintenance charge will be apportioned among the sub-accounts of the separate account based upon the percentage of in-force contracts investing in each of the sub-accounts.

If a sub-account has been in existence for less than one year, MassMutual will show the aggregate total return. This assumes you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects the change in unit value and a deduction of the contingent deferred sales charge.

The following tables show the standardized average annual total return for the sub-accounts for the period ended December 31, 1998.


                                           1 Year      5 Years       10 Years
                                           ------      -------       --------
Growth Sub-Account                          1.54%       14.76%        16.45%
Total Return Sub-Account                    3.26%        8.87%        11.68%
Income Sub-Account*                         0.81%        5.05%         8.19%
Money Market Sub-Account**                 -0.57%        3.26%         4.55%

*The Income sub-account invests in the Oppenheimer Bond Fund/VA.
** The Money Market sub-account invests in the Oppenheimer Money Fund/VA.

                           Non-Standard Total Returns

MassMutual will also show total returns based on historical performance of the sub-accounts and underlying funds. MassMutual may assume the contracts were in existence prior to their inception date (January 21, 1982), which they were not. Total return percentages include all fund level and separate account level charges. They do not include a contingent deferred sales charge, annual maintenance charge or premium taxes, if any. If these charges were included, returns would be less than those shown.

Total Returns compare the value of an accumulation unit at the beginning of a period with the value of an accumulation unit at the end of the period.

Average Annual Total Returns measure this performance over a period of time greater than one year. Average annual total returns compare values over a given period of time and express the percentage as an average annual rate.

The performance figures discussed below, are calculated on the basis of the historical performance of the funds, and may assume the contracts were in existence prior to their inception date (January 21, 1982) which they were not. Beginning on the contract inception date (January 21, 1982), actual accumulation unit values are used for the calculations.

                          Average Annual Total Returns
                      For Periods Ending December 31, 1998

      Portfolio                                                                        Since
     (Inception)                      1 Year     3 Years     5 Years     10 Years    Inception
     -----------                      ------     -------     -------     --------    ---------
Panorama Growth (1/21/82)              7.64%      16.87%      16.63%      17.16%      16.82%
Panorama Total Return (9/30/82)       10.09%      12.30%      11.37%      12.90%      13.03%
Oppenheimer Bond (4/3/85)              6.03%       6.16%       6.23%       8.49%       8.92%
Oppenheimer Money (4/3/85)*            4.50%       4.47%       4.36%       4.84%       5.04%

*Although the Oppenheimer Money Fund/VA commenced operations on 4/3/85, the information necessary to calculate returns is available only for 1987 and later years.

Performance information for the sub-accounts may be: (a) compared to other variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, a nationally recognized independent reporting service or similar service that rank mutual funds and other investment companies by overall performance, investment objectives and assets; (b) compared to indices; (c) tracked by other ratings services, companies, publications or persons who rank separate accounts or other investment products on overall performance or other criteria; and (d) included in data bases that can be used to produce reports and illustrations by organizations such as CDA Wiesenberger. Performance figures will be calculated in accordance with standardized methods established by each reporting service.

MassMutual may also show yield and effective yield for the Money Market sub-account over a seven-day period, which it then "annualizes". This means that when MassMutual calculates yield, it assumes that the amount of money the investment earns for the week is earned each week over a 52-week period. MassMutual shows this as a percentage of the investment. MassMutual calculates the "effective yield" similarly but when it annualizes the amount, MassMutual assumes the income earned is re-invested. Therefore, the effective yield is slightly higher than the yield because of the compounding effect.

These figures will reflect a deduction for Fund, separate account, and certain contract level charges and the annual maintenance charge assuming such contract remains in force. The annual maintenance charge is based on a hypothetical contract where such charge is applicable. These figures do not reflect the contingent deferred sales charge or premium taxes (if any), which if included would reduce the yields.

The 7-day yield and effective yield for the Money Market sub-account for the period ended December 31, 1997 is as follows:

                                               After Annual Maintenance Charge
Before Annual Maintenance Charge              (Annual Maintenance Charge is 0.114%)
--------------------------------              -------------------------------------
7-Day Yield: ........................ 2.02%    7-Day Yield: ........................ 1.90%

7-Day Effective Yield: .............. 2.04%    7-Day Effective Yield: .............. 1.92%

                       Panorama Hypothetical Projections

                                PANORAMA GROWTH

                $10,000 purchase payment made December 31, 1988

                                                                       Non-Standard
                                                                   ---------------------
                                           Accumulated                 Calendar Year
 Date                 Payment                 Value                    Total Return
 ----                 -------                 -----                    ------------
12/31/88              $10,000                $10,000
12/31/89                                     $13,442                      34.42%
12/31/90                                     $12,250                      -8.87%
12/31/91                                     $16,685                      36.20%
12/31/92                                     $18,571                      11.30%
12/31/93                                     $22,300                      20.08%
12/31/94                                     $22,029                      -1.22%
12/31/95                                     $30,047                      36.40%
12/31/96                                     $35,482                      18.09%
12/31/97                                     $44,472                      25.34%
12/31/98                                     $47,828                       7.55%

                             PANORAMA TOTAL RETURN

                $10,000 purchase payment made December 31, 1988

                                                                       Non-Standard
                                                                   ---------------------
                                           Accumulated                 Calendar Year
 Date                 Payment                 Value                    Total Return
 ----                 -------                 -----                    ------------
12/31/88              $10,000                $10,000
12/31/89                                     $12,169                      21.69%
12/31/90                                     $12,101                      -0.56%
12/31/91                                     $15,431                      27.52%
12/31/92                                     $16,842                       9.14%
12/31/93                                     $19,366                      14.98%
12/31/94                                     $18,907                      -2.37%
12/31/95                                     $23,336                      23.43%
12/31/96                                     $25,415                       8.91%
12/31/97                                     $29,934                      17.78%
12/31/98                                     $32,915                       9.96%

                                OPPENHEIMER BOND

                $10,000 purchase payment made December 31, 1988

                                                                       Non-Standard
                                                                   ---------------------
                                           Accumulated                 Calendar Year
 Date                 Payment                 Value                    Total Return
 ----                 -------                 -----                    ------------
12/31/88              $10,000                $10,000
12/31/89                                     $11,210                      12.10%
12/31/90                                     $11,969                       6.78%
12/31/91                                     $13,937                      16.44%
12/31/92                                     $14,695                       5.44%
12/31/93                                     $16,450                      11.95%
12/31/94                                     $15,974                      -2.89%
12/31/95                                     $18,513                      15.90%
12/31/96                                     $19,220                       3.82%
12/31/97                                     $20,806                       8.25%
12/31/98                                     $22,020                       5.83%

                               OPPENHEIMER MONEY

                $10,000 purchase payment made December 31, 1988

                                                                       Non-Standard
                                                                   ---------------------
                                           Accumulated                 Calendar Year
 Date                 Payment                 Value                    Total Return
 ----                 -------                 -----                    ------------
12/31/88              $10,000                $10,000
12/31/89                                     $10,815                       8.15%
12/31/90                                     $11,561                       6.90%
12/31/91                                     $12,146                       5.06%
12/31/92                                     $12,491                       2.84%
12/31/93                                     $12,752                       2.08%
12/31/94                                     $13,152                       3.14%
12/31/95                                     $13,758                       4.60%
12/31/96                                     $14,318                       4.07%
12/31/97                                     $14,931                       4.28%
12/31/98                                     $15,562                       4.23%

The performance figures discussed above reflect historical results of the Funds and are not intended to indicate or to predict future performance.


                              FEDERAL TAX MATTERS

                                    General

Note: The following description is based upon MassMutual's understanding of current federal income tax law applicable to annuities in general. MassMutual cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. MassMutual does not guarantee the tax status of the contracts. Purchasers bear the complete risk that the contracts may not be treated as "annuity contracts" under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

Section 72 of the Code governs taxation of annuities in general. An owner is generally not taxed on increases in the value of a contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the annuity option selected. For a lump sum payment received as a total withdrawal (total surrender), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For non-qualified contracts, this cost basis is generally the purchase payments, while for qualified contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the contract (adjusted for any period or refund feature) bears to the expected return under the contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the contract has been recovered (i.e., when the total of the excludable amount equals the investment in the contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of qualified plans there may be no cost basis in the contract within the meaning of
Section 72
of the Code. Owners, annuitants and beneficiaries under the contracts should seek competent financial advice about the tax consequences of any distributions.

MassMutual is taxed as a life insurance company under the Code. For federal income tax purposes, the separate account is not a separate entity from MassMutual, and its operations form a part of MassMutual.

                                Diversification

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the contract as an annuity contract would result in the imposition of federal income tax to the Owner with respect to earnings allocable to the contract prior to the receipt of payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts such as the contract meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg.1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts such as the contract. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

MassMutual intends that all investment portfolios underlying the contracts will be managed in such a manner as to comply with these diversification requirements.

The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which owner control of the investments of the separate account will cause the owner to be treated as the owner of the assets of the separate account, thereby resulting in the loss of favorable tax treatment for the contract. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of owner control which may be exercised under the contract is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the owner to be considered as the owner of the assets of the separate account resulting in the imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to receipt of payments under the contract.

In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the owner being retroactively determined to be the owner of the assets of the separate account.

Due to the uncertainty in this area, MassMutual reserves the right to modify the contract in an attempt to maintain favorable tax treatment.

                               Multiple Contracts

The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract in any calendar year.

                 Contracts Owned by Other than Natural Persons

Under Section 72(u) of the Code, the investment earnings on premiums for the contracts will be taxed currently to the owner if the owner is a non-natural person, e.g., a corporation or certain other entities. Such contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by qualified plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a contract to be owned by a non-natural person.

                          Tax Treatment of Assignments

An assignment or pledge of a contract may be a taxable event. Owners should therefore consult competent tax advisers should they wish to assign or pledge their contracts.

                             Income Tax Withholding

All distributions or the portion thereof which is includible in the gross income of the owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.

Effective January 1, 1993, certain distributions from retirement plans qualified under Section 401 of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary or for a specified period of 10 years or more; or b) distributions which are required minimum distributions; or c) the portion of the distributions not includible in gross income (i.e. returns of after-tax contributions). The 20% withholding requirement also does not apply to hardship distributions from a 401(k) plan made after December 31, 1998. Participants should consult their own tax counsel or other tax adviser regarding withholding requirements.

             Tax Treatment of Withdrawals - Non-Qualified Contracts

Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the contract value exceeds the aggregate purchase payments made, any amount withdrawn will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are includible in gross income. It further provides that a ten percent (10%) penalty will apply to the income portion of any premature distribution. However, the penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1/2; (b) after the death of the owner; (c) if the taxpayer is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982.

With respect to (d) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% tax penalty), but for the exception, plus interest for the tax years in which the exception was used.

The above information does not apply to qualified contracts. However, separate tax withdrawal penalties and restrictions may apply to such qualified contracts. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.)

                                Qualified Plans

The contracts offered herein are designed to be suitable for use under various types of qualified plans. Taxation of participants in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into MassMutual's administrative procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law. Following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan.

Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available as described herein. Generally, contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from qualified contracts. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.)

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The contracts sold by MassMutual in connection with qualified plans will utilize annuity tables which do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

a.   Tax Sheltered Annuities

Section 403(b) of the Code permits the purchase of "tax sheltered annuities" by public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employees until the employees receive distributions from the contracts. The amount of contributions to the tax sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. (See "Tax Treatment of Withdrawals - Qualified Contracts" and "Tax Sheltered Annuities - Withdrawal Limitations" below.) Employee loans are not allowable under the contracts. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

b.   H.R. 10 Plans

Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the Plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.) Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

c.   Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.) Under certain conditions, distributions from other IRAs and other Qualified Plans may be rolled over or transferred on a tax-deferred basis into an IRA. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

     Roth IRAs

Section 408A of the Code provides that beginning in 1998, individuals may purchase a new type of non-deductible IRA, known as a Roth IRA. Purchase payments for a Roth IRA are limited to a maximum of $2,000 per year. Lower maximum limitations apply to individuals with adjusted gross incomes between $95,000 and $110,000 in the case of single taxpayers, between $150,000 and $160,000 in the case of married taxpayers filing joint returns, and between $0 and $10,000 in the case of married taxpayers filing separately. An overall $2,000 annual limitation continues to apply to all of a taxpayer's IRA contributions, including Roth IRA and non-Roth IRAs.

Qualified distributions from Roth IRAs are free from federal income tax. A qualified distribution requires that an individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on the individual's death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor. Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA. The 10% penalty tax and the regular IRA exceptions to the 10% penalty tax apply to taxable distributions from a Roth IRA.

Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, unless the individual has adjusted gross income over $100,000 or the individual is a married taxpayer filing a separate return. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution. However, for rollovers in 1998, the individual may pay that tax ratably over the four taxable year period beginning with tax year 1998.

Purchasers of contracts to be qualified as a Roth IRA should obtain competent tax advice as to the tax treatment and suitability of such an investment.

d.   Corporate Pension and Profit-Sharing Plans

Sections 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all Plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.) Purchasers of contracts for use with Corporate Pension or Profit Sharing Plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

               Tax Treatment of Withdrawals - Qualified Contracts

In the case of a withdrawal under a qualified contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual's cost basis to the individual's total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a qualified contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401 (H.R. 10 and Corporate Pension and Profit-Sharing Plans), 403(b) (Tax-Sheltered Annuities), and 408 (Individual Retirement Annuities) and 408A (Roth IRAs). To the extent amounts are not includible in gross income because they have been rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the owner or annuitant (as applicable) reaches age 59 1/2; (b) distributions following the death or disability of the owner or annuitant (as applicable) (for this purpose disability is as defined in Section 72(m) (7) of the Code); (c) after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the owner or annuitant (as applicable) or the joint lives (or joint life expectancies) of such owner or annuitant (as applicable) and his or her designated beneficiary; (d) distributions to an owner or annuitant (as applicable) who has separated from service after he has attained age 55; (e) distributions made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the owner or annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order; (g) distributions from an Individual Retirement Annuity for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the owner or annuitant (as applicable) and his or her spouse and dependents if the owner or annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the owner or annuitant (as applicable) has been re-employed for at least 60 days); (h) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the owner or annuitant (as applicable) for the taxable year; and (i) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) which are qualified first-time home buyer distributions (as defined in Section 72(t)(8)of the Code.) The exceptions stated in (d) and (f) above do not apply in the case of an Individual Retirement Annuity. The exception stated in (c) above applies to an Individual Retirement Annuity without the requirement that there be a separation from service.

With respect to (c) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

Generally, distributions from a qualified plan must begin no later than April 1st of the calendar year following the later of (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an Individual Retirement Annuity. Required distributions do not apply to a Roth IRA during the lifetime of the Owner. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

                Tax Sheltered Annuities - Withdrawal Limitations

The Code limits the withdrawal of amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 403(b)(11) of the Code) to circumstances only when the owner: (1) attains age 59 1/2; (2) separates from service; (3) dies; (4) becomes disabled (within the meaning of Section 72(m)(7) of the Code); or (5) in the case of hardship. However, withdrawals for hardship are restricted to the portion of the contract owner's value which represents contributions made by the owner and does not include any investment results. The limitations on withdrawals became effective on January 1, 1989 and apply only to salary reduction contributions made after December 31, 1988, to income attributable to such contributions and to income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect transfers between tax sheltered annuity plans. Contract owners should consult their own tax counsel or other tax adviser regarding any distributions.

            Section 457 Deferred Compensation ("Section 457") Plans

Employees of (and independent contractors who perform services for) certain state and local governmental units, or certain tax-exempt employers, may participate in a Section 457 plan of the employer, allowing them to defer part of their salary or other compensation. The amount deferred, and accrued income thereon, will not be taxable until it is paid or otherwise made available to the employee.

The maximum amount that can be deferred under a Section 457 plan in any tax year is generally one-third of the employee's includible compensation, up to $8,000 (in 1998). Includible compensation means earnings for services rendered to the employer which are includible in the employee`s gross income, excluding the contributions under the Section 457 plan or a Tax-Sheltered Annuity. Certain catch-up deferrals are permitted during the last three (3) years before an employee attains normal retirement age. The contract purchased is issued to the employer, and the employee has no rights or vested interest in the contract. All contract value must be held for the exclusive benefit of the employee, and payments can only be made in accordance with Section 457 plan provisions. Presently, tax-free transfers of assets in a section 457 plan can only be made to another section 457 plan in certain limited cases.

Purchasers of contracts for use with Section 457 plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

                                    EXPERTS

We have included the financial statements of MassMutual and Panorama Separate Account in this Statement of Additional Information in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

PricewaterhouseCoopers LLP's report on the statutory financial statements of MassMutual includes explanatory paragraphs relating to the use of statutory accounting practices rather than generally accepted accounting principles.

PricewaterhouseCoopers LLP is located in Springfield, Massachusetts 01101.

                                   APPENDIX A

                                GENERAL FORMULAE

(1) Hypothetical Example of the Calculation of the Accumulation Unit Value for a Sub-Account.

Assume that the accumulation unit value of a sub-account at the beginning of a valuation period was $1.135000 and that the valuation period was a day. Suppose that at the end of that day the net asset value per fund share is $1.250000 and that there is a capital gain of $.000066 per fund share and a capital loss per fund share of $.000003 for that day, and that the reserve per fund share for taxes is $.000020 at the end of that day. Also assume that at the beginning of the valuation period the net asset value per fund share was $1.249536 and the reserve per fund share was $.000002.

     The net investment factor for the sub-account for this valuation period would be:

               1.250000 + 000066 - 000003 -
              ------------------------------      - .000020 = 1.000387
                          000020
                    1.249536 - 000002


     The accumulation unit value at the end of the valuation period would be equal to the value at the beginning of the period ($1.135000 multiplied by the net investment factor for the period (1.000387), which is $1.135439.

(2) General Formulae for Computing the Amounts of the Monthly Annuity Payments under Deferred Contracts.


                            Accumulated Value on the Maturity Date
 Number of Annuity             divided by 1,000 x Purchase Rate
             Units =        ---------------------------------------
                            Annuity Unit Value on the Maturity Date


                      Value of Annuity Unit on      Net Investment Factor for
Annuity Unit Value =  Preceding Valuation Date  x The Preceding Valuation Period
                                                  ------------------------------
                                                    1.00 plus rate of interest
                                                      for number of days in
                                                     current Valuation Period
                                                       at 3.5% yearly rate.

  Dollar Amount of = Number of Annuity Units in x      Annuity Unit Value on
   Annuity Payment         each Sub-Account               Payment Date in
                                                          each Sub-Account

     The determination of the Annuity Unit value and the annuity payment may be illustrated by the following hypothetical example.

     Assume that the accumulation value is $34,500. The annuitant is 70 years old on the first payment date, and the date of birth is 1907. He desires a straight life variable annuity, using one sub-account.

     As described under "How are immediate contract annuity payments determined?", the age 70 rate ($6.37/thousand) is used. It is unadjusted for year of birth since the year of birth is between 1900 and 1919.


     If the value of a sub-account annuity unit on the date of issue is $1.100000, then the number of annuity units is 6.37 times 34.5 divided by $1.100000 or 199.786.

     Assume that the sub-account net investment factor for the valuation period preceding the Valuation Date at which an annuity payment is being calculated is 1.000179. Suppose the Annuity Unit value on the preceding Valuation Date is $1.105000. The product of the net investment factor and this Annuity Unit value is $1.105198. This is then divided by 1.000094 which is 1.00 plus the rate of interest for a one day valuation period to neutralize the assumed investment rate of 3.5% per annum already taken into account in determining the number of Annuity Units, producing a current Annuity Unit value of $1.105094.

     The current monthly payment is then determined by multiplying the fixed number of Annuity Units by the current Annuity Unit value or 199.786 times $1.105094, which produces a current monthly payment of $220.78.

     This process would be repeated for each sub-account if more than one were to be used and the amounts arrived at would be totaled.

(3) General Formulae and Hypothetical Illustration of Additional Benefit under Option C Unit Refund Life Annuity.


     Following the annuitant's death, the designated beneficiary will receive an additional payment under Option C of the then dollar value of a number of Annuity Units equal to (a) minus (b), if such difference is positive where:


     (a) =     Accumulated Value on the Maturity Date
               ---------------------------------------
               Annuity Unit Value on the Maturity Date

     (b) = number of Annuity Units represented by each monthly annuity payment made x number of monthly payments made


For example, if $10,000 were applied to the purchase of an annuity under this option, the value of an Annuity Unit was $2.00 on the date applied, the number of Annuity Units represented by each monthly payment was 30.5, 10 monthly payments were made prior to the date of death, and the value of an Annuity Unit on the valuation date following receipt of proof of the annuitant's death was $2.05, the amount paid to the beneficiary would be $9,624.75 computed as follows:


          {($10,000 : $2.00) - (30.5 x 10)} x $2.05 =
                              (5,000 - 305) x $2.05 =
                                      4,695 x $2.05 = $9,624.75

Report Of Independent Accountants

To the Contract Owners of Panorama Separate Account and
The Board of Directors of Massachusetts Mutual Life Insurance Company

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the sub-accounts of the Panorama Separate Account (hereafter referred to as "the Account") at December 31, 1998, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 1998 by correspondence with the investment companies, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Springfield, Massachusetts
February 25, 1999

Panorama Separate Account

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1998

ASSETS
Investments, at Market (Notes 3A and 3B):
 Total Return Sub-Account
   423,728,821 shares (Cost $710,737,065)                         $  809,322,048
 Growth Sub-Account
   132,613,550 shares (Cost $339,966,336)                            433,646,310
 Money Market Sub-Account
   45,929,033 shares (Cost $45,929,033)                               45,929,033
 Income Sub-Account
   5,261,099 shares (Cost $60,670,576)                                64,816,743
                                                                  --------------
     Total investments                                             1,353,714,134
                                                                  --------------
  Dividends Receivable                                                    84,348
                                                                  --------------
     Total assets                                                  1,353,798,482

LIABILITIES

Payable to Massachusetts Mutual Life Insurance Company                 2,213,230
                                                                  --------------
NET ASSETS                                                        $1,351,585,252
                                                                  ==============

Net assets:                                                 Units             Unit values      Net assets
                                                            -----             -----------      ----------
Total Return Sub-Account
     Tax-Qualified Plan Contracts                          109,960,854           7.325036   $  805,467,214
     Non Tax-Qualified Plan Contracts                           16,791           7.325036          122,994
     Annuity Reserve Tax-Qualified Plan Contracts              188,391           7.325036        1,379,971
     Annuity Reserve Non Tax-Qualified Plan Contracts          157,597           7.325036        1,154,404
Growth Sub-Account
     Tax-Qualified Plan Contracts                           30,988,851          13.898348   $  430,693,835
     Non Tax-Qualified Plan Contracts                              663          13.898348            9,214
     Annuity Reserve Tax-Qualified Plan Contracts               88,955          13.898348        1,236,328
     Annuity Reserve Non Tax-Qualified Plan Contracts           34,344          13.898348          477,325
Money Market Sub-Account
     Tax-Qualified Plan Contracts                           17,490,813           2.607996   $   45,615,970
     Annuity Reserve Tax-Qualified Plan Contracts              104,332           2.607996          272,097
Income Sub-Account
     Tax-Qualified Plan Contracts                           13,546,792           4.791679   $   64,911,879
     Annuity Reserve Tax-Qualified Plan Contracts               40,203           4.791679   $      192,640
     Annuity Reserve Non Tax-Qualified Plan Contracts           10,723           4.791679           51,381
                                                                                            --------------
                                                                                            $1,351,585,252
                                                                                            ==============

                       See Notes to Financial Statements.

Panorama Separate Account

STATEMENT OF OPERATIONS

For The Year Ended December 31, 1998

                                                                    Total Return        Growth        Money Market       Income
                                                                     Sub-Account      Sub-Account      Sub-Account     Sub-Account
                                                                    -------------    -------------    -------------   -------------
Investment Income
Dividends (Note 3B)                                                 $ 116,803,426    $  58,572,853    $   2,318,891   $   2,019,772

Expenses
Mortality and expense risk fees (Note 4)                                6,346,571        3,408,026          348,000         513,482
                                                                    -------------    -------------    -------------   -------------
Net investment income (Note 3C)                                       110,456,855       55,164,827        1,970,891       1,506,290
                                                                    -------------    -------------    -------------   -------------
Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments (Notes 3B, 3C and 6)           (6,778,414)      (3,128,658)            --           198,885
Change in net unrealized appreciation/depreciation of investments     (28,198,351)     (23,131,116)            --         1,923,812
                                                                    -------------    -------------    -------------   -------------
Net gain (loss) on investments                                        (34,976,765)     (26,259,774)            --         2,122,697
                                                                    -------------    -------------    -------------   -------------
Net increase in net assets resulting from operations                $  75,480,090    $  28,905,053    $   1,970,891    $   3,628,987
                                                                    =============    =============    =============   =============



                       See Notes to Financial Statements.

Panorama Separate Account

STATEMENT OF CHANGES IN NET ASSETS

For The Years Ended December 31, 1998 and 1997

                                                                          1998
                                            ----------------------------------------------------------------
                                            Total Return        Growth        Money Market        Income
                                             Sub-Account      Sub-Account      Sub-Account      Sub-Account
                                            -------------    -------------    -------------    -------------
Increase (decrease) in net assets
Operations:
  Net investment income                     $ 110,456,855    $  55,164,827    $   1,970,891    $   1,506,290
  Net realized gain (loss) on investments      (6,778,414)      (3,128,658)            --            198,885
  Change in net unrealized appreciation/
    depreciation of investments               (28,198,351)     (23,131,116)            --          1,923,812
                                            -------------    -------------    -------------    -------------
  Net increase in net assets resulting
    from operations                            75,480,090       28,905,053        1,970,891        3,628,987
                                            -------------    -------------    -------------    -------------
Capital transactions:
  Net contract payments                        26,484,559       20,811,623        2,196,284        3,079,666
  Withdrawal of funds                         (83,861,067)     (44,414,025)     (13,427,724)      (9,123,297)
  Transfer due to reimbursement
    (payment) of accumulation
    unit value fluctuation                        569,808        2,158,801          (51,876)          46,994
  Divisional transfers                        (20,207,137)       3,923,598       12,608,805        3,674,734
                                            -------------    -------------    -------------    -------------
Net increase (decrease) in net assets
  resulting from capital transactions         (77,013,837)     (17,520,003)       1,325,490       (2,321,902)
                                            -------------    -------------    -------------    -------------
Total increase (decrease)                      (1,533,747)      11,385,050        3,296,381        1,307,085
NET ASSETS, at beginning of the year          809,658,330      421,031,652       42,591,686       63,848,815
                                            -------------    -------------    -------------    -------------
NET ASSETS, at end of the year              $ 808,124,583    $ 432,416,702    $  45,888,067    $  65,155,900
                                            =============    =============    =============    =============

                                                                            1997
                                            ----------------------------------------------------------------
                                            Total Return        Growth        Money Market         Income
                                             Sub-Account      Sub-Account      Sub-Account      Sub-Account
                                            -------------    -------------    -------------    -------------
Increase (decrease) in net assets
Operations:
  Net investment income                     $  82,653,913    $  26,066,137    $   2,033,437    $   3,625,220
  Net realized gain (loss) on investments      18,660,334       17,760,731             --            315,231
  Change in net unrealized appreciation/
    depreciation of investments                27,950,467       40,828,264             --          1,203,968
                                            -------------    -------------    -------------    -------------
  Net increase in net assets resulting
    from operations                           129,264,714       84,655,132        2,033,437        5,144,419
                                            -------------    -------------    -------------    -------------
Capital transactions:
  Net contract payments                        31,550,419       24,973,448        4,406,459        2,605,851
  Withdrawal of funds                         (80,508,418)     (31,100,491)     (12,013,799)      (9,934,486)
  Transfer due to reimbursement
    (payment) of accumulation
    unit value fluctuation
  Divisional transfers                        (15,191,952)      19,317,582       (1,639,706)      (2,564,414)
                                            -------------    -------------    -------------    -------------
Net increase (decrease) in net assets
  resulting from capital transactions         (64,149,951)      13,190,539       (9,247,046)      (9,893,049)
                                            -------------    -------------    -------------    -------------
Total increase (decrease)                      65,114,763       97,845,671       (7,213,609)      (4,748,630)
NET ASSETS, at beginning of the year          744,543,567      323,185,981       49,805,295       68,597,445
                                            -------------    -------------    -------------    -------------
NET ASSETS, at end of the year              $ 809,658,330    $ 421,031,652    $  42,591,686    $  63,848,815
                                            =============    =============    =============    =============

                       See Notes to Financial Statements.

Panorama Separate Account

Notes To Financial Statements

1.   HISTORY

     Panorama Separate Account (the "Separate Account") is a separate investment account of Massachusetts Mutual Life Insurance Company ("MassMutual").

     The Separate Account is used exclusively for MassMutual's Individual Deferred and Immediate Variable Annuity Contracts with single or periodic purchase payments.

     The Separate Account operates as a registered unit investment trust pursuant to the Investment Company Act of 1940.

2.   INVESTMENT OF THE SEPARATE ACCOUNT'S ASSETS

     The Separate Account maintains four Sub-Accounts. Each Sub-Account invests in shares of certain investment portfolios of two investment companies: the Panorama Series Fund, Inc. ("Panorama Fund") and the Oppenheimer Variable Account Funds ("Oppenheimer Trust"). Panorama Fund is an open-end, diversified management, investment company registered under the Investment Company Act of 1940, with two of its portfolios currently available to Panorama contractowners: the Total Return Sub-Account invests in the Panorama Total Return Portfolio and the Growth Sub-Account invests in the Panorama Growth Portfolio. Oppenheimer Trust is an open-end, diversified management, investment company registered under the Investment Company Act of 1940, with two of its funds currently available to Panorama contractowners: the Money Market Sub-Account invests in the Oppenheimer Money Fund and the Income Sub-Account invests in the Oppenheimer Bond Fund. OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as the investment manager for the Panorama Fund and Oppenheimer Trust.

3.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed consistently by the Separate Account in preparation of the financial statements in conformity with generally accepted accounting principles.

A.   Investment Valuation

     Investments in Panorama Fund and Oppenheimer Trust are each stated at market value which is the net asset value per share of each of the respective underlying portfolios.

B.   Accounting for Investments

     Investment transactions are accounted for on the trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income is recorded on the ex-dividend date.

C.   Federal Income Taxes

     Operations of the Separate Account form a part of the total operations of MassMutual and the Separate Account is not taxed separately. MassMutual is taxed as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. The Separate Account will not be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code. Under existing federal law, no taxes are payable on investment income and realized capital gains attributable to contracts which depend on the Separate Account's investment performance. Accordingly, no provision for federal income tax has been made. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Separate Account.

D.   Annuity Reserves

     Annuity reserves are developed by using accepted actuarial methods and are computed using the 1971 Individual Annuity Mortality Table of the 1983 Individual Annuity Mortality Table (a), depending on the year of issue.

E.   Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.   CHARGES

     On immediate contracts (contracts in which annuity payments commence immediately), deductions for sales charges and premium taxes, on contracts issued to residents of certain states, are made from contract payments at the time of purchase. This is in addition to a one-time policy fee of $70.

     All deferred contracts (contracts in which annuity payments commence in the future) are subject to the annual maintenance charge (currently $40) and the transaction charge (currently $10.) The maintenance charge is made to cover the administrative costs while the transaction charge is designed to offset the costs of processing requests for transfers of the accumulated value of a contract among sub-accounts during the accumulation period, and requests for partial redemptions. The transaction charge may be waived if certain withdrawal criteria are met.

     For assuming mortality and expense risks, MassMutual deducts a charge equal, on an annual basis, to .73% of the daily net asset value of the Separate Account's assets.

5.   DISTRIBUTION AGREEMENTS

     MML Distributors, LLC ("MML Distributors"), a wholly-owned subsidiary of MassMutual, serves as principal underwriter of the contracts pursuant to an underwriting and servicing agreement among MML Distributors, MassMutual and Panorama Separate Account. MML Distributors is registered with the Securities and Exchange Commission (the "SEC") as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). MML Distributors may enter into selling agreements with other broker-dealers who are registered with the SEC and are members of the NASD in order to sell the contracts.

     MML Investors Services, Inc. ("MMLISI") serves as co-underwriter of the contracts pursuant to underwriting and servicing agreements among MMLISI, MassMutual and Panorama Separate Account. MMLISI is registered with the SEC as a broker dealer under the Securities Exchange Act of 1934 and is a member of the NASD. Registered representatives of MMLISI sell the contracts as authorized variable life insurance agents under applicable state insurance laws.

     Pursuant to underwriting and servicing agreements, commissions or other fees due to registered representatives for selling and servicing the contracts are paid by MassMutual on behalf of MML Distributors or MMLISI. MML Distributors and MMLISI also receive compensation for their actions as underwriters of the contracts.

6.   PURCHASES AND SALES OF INVESTMENTS

For The Year Ended           Total Return             Growth             Money Market             Income
December 31, 1998            Sub-Account           Sub-Account           Sub-Account           Sub-Account
-----------------            ------------          ------------          ------------          ------------
Cost of purchases            $146,315,864          $102,289,414          $ 32,182,217          $ 13,625,151
Proceeds from sales          $125,782,898          $ 69,954,311          $ 28,793,013          $ 14,822,935

7.   NET DECREASE IN ACCUMULATION UNITS

For The Year Ended                    Total Return      Growth        Money Market      Income
December 31, 1998                     Sub-Account     Sub-Account     Sub-Account     Sub-Account
------------------                    ------------    ------------    ------------    ------------
Units purchased                          3,863,582       1,549,526         861,099         660,137
Units withdrawn                        (12,198,235)     (3,310,544)     (5,236,756)     (1,947,310)
Units transferred between divisions     (2,995,465)        215,831       4,921,559         768,460
                                      ------------    ------------    ------------    ------------
Net decrease                           (11,330,118)     (1,545,187)        545,902        (518,713)
Units, at beginning of the year        121,307,764      32,534,701      16,944,911      14,065,505
                                      ------------    ------------    ------------    ------------

Units, at end of the year              109,977,645      30,989,514      17,490,813      13,546,792
                                      ============    ============    ============    ============
For The Year Ended                    Total Return      Growth        Money Market      Income
December 31, 1998                     Sub-Account     Sub-Account     Sub-Account     Sub-Account
------------------                    ------------    ------------    ------------    ------------
Units purchased                          5,212,786       2,242,880       1,770,473         630,428
Units withdrawn                        (13,094,143)     (2,712,766)     (4,919,198)     (2,350,706)
Units transferred between divisions     (4,308,692)        440,675        (612,564)       (994,004)
                                      ------------    ------------    ------------    ------------
Net decrease                           (12,190,049)        (29,211)     (3,761,289)     (2,714,282)
Units, at beginning of the year        133,497,813      32,563,912      20,706,200      16,779,787
                                      ------------    ------------    ------------    ------------
Units, at end of the year              121,307,764      32,534,701      16,944,911      14,065,505
                                      ============    ============    ============    ============

Report Of Independent Accountants

To the Board of Directors and Policyholders of Massachusetts Mutual Life Insurance Company

We have audited the accompanying statutory statements of financial position of Massachusetts Mutual Life Insurance Company as of December 31, 1998 and 1997, and the related statutory statements of income and changes in policyholders' contingency reserves, and of cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1, these financial statements were prepared in conformity with accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts, which practices differ from generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements audited by us do not present fairly, in conformity with generally accepted accounting principles, the financial position of Massachusetts Mutual Life Insurance Company as of December 31, 1998 and 1997, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1998.

In our opinion, the financial statements audited by us present fairly, in all material respects, the financial position of Massachusetts Mutual Life Insurance Company as of December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998, on the basis of accounting described in Note 1.

PricewaterhouseCoopers LLP

Springfield, Massachusetts
February 25, 1999

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION

                                                      December 31,

                                                  1998             1997
                                                --------         --------

                                                      (In Millions)
Assets:
Bonds                                        $  25,215.8      $  23,508.2
Common stocks                                      296.3            354.7
Mortgage loans                                   5,916.5          5,245.8
Real estate                                      1,739.8          1,697.7
Other investments                                2,263.7          1,963.8
Policy loans                                     5,224.2          4,950.4
Cash and short-term investments                  1,123.3          1,941.2
                                             -----------      -----------
                                                41,779.6         39,661.8
Other assets                                     1,306.2          1,169.7
                                             -----------      -----------
                                                43,085.8         40,831.5
Separate account assets                         19,589.7         16,803.1
                                             -----------      -----------
                                             $  62,675.5      $  57,634.6
                                             ===========      ===========


                 See notes to statutory financial statements.

Massachusetts Mutual Life Insurance Company

                                                            December 31,

                                                         1998          1997
                                                       --------      --------

                                                           (In Millions)
Liabilities:
Policyholders' reserves and funds                   $  35,277.0   $  33,783.2
Policyholders' dividends                                1,021.6         954.1
Policyholders' claims and other benefits                  332.4         353.4
Federal income taxes                                      634.9         436.5
Asset valuation and other investment reserves           1,053.4         973.4
Other liabilities                                       1,578.9       1,457.9
                                                    -----------   -----------
                                                       39,898.2      37,958.5
Separate account liabilities                           19,588.5      16,802.8
                                                    -----------   -----------
                                                       59,486.7      54,761.3
Policyholders' contingency reserves                     3,188.8       2,873.3
                                                    -----------   -----------
                                                    $  62,675.5   $  57,634.6
                                                    ===========   ===========


                 See notes to statutory financial statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF INCOME

                                                           Years Ended December 31,

                                                        1998        1997        1996
                                                      --------    --------    --------

                                                               (In Millions)
Revenue:
Premium income                                       $ 7,482.2   $ 6,764.8   $ 6,328.6
Net investment income                                  2,956.8     2,870.2     2,834.4
Fees and other income                                    154.0       126.7       117.2
                                                     ---------   ---------   ---------
                                                      10,593.0     9,761.7     9,280.2
                                                     ---------   ---------   ---------
Benefits and expenses:
Policyholders' benefits and payments                   5,873.9     6,583.8     6,048.2
Addition to policyholders' reserves and funds          2,299.6       826.8       945.2
Operating expenses                                       509.5       450.8       428.0
Commissions                                              299.3       315.3       335.5
State taxes, licenses and fees                            88.1        81.5        96.4
Merger restructuring costs                                   -           -        66.1
                                                     ---------   ---------   ---------
                                                       9,070.4     8,258.2     7,919.4
                                                     ---------   ---------   ---------
Net gain before federal income taxes and dividends     1,522.6     1,503.5     1,360.8
Federal income taxes                                     199.3       284.4       276.7
                                                     ---------   ---------   ---------
Net gain from operations before dividends              1,323.3     1,219.1     1,084.1
Dividends to policyholders                               982.9       919.5       859.9
                                                     ---------   ---------   ---------
Net gain from operations                                 340.4       299.6       224.2
Net realized capital gain (loss)                          25.4       (42.5)       40.3
                                                     ---------   ---------   ---------
Net income                                           $   365.8   $   257.1   $   264.5
                                                     =========   =========   =========


                 See notes to statutory financial statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CHANGES
IN POLICYHOLDERS' CONTINGENCY RESERVES

                                                                 Years Ended December 31,

                                                              1998        1997        1996
                                                            --------    --------    --------

                                                                      (In Millions)
Policyholders' contingency reserves,
  beginning of year                                         $2,873.3    $2,638.6    $2,600.9
                                                            --------    --------    --------
Increases (decreases) due to:
  Net income                                                   365.8       257.1       264.5
  Net unrealized capital gain (loss)                            17.4       119.1        (1.7)
  Change in asset valuation and other investment reserves      (81.0)      (76.0)     (142.4)
  Change in prior year policyholders' reserves                   8.6       (55.4)      (72.2)
  Other                                                          4.7       (10.1)      (10.5)
                                                            --------    --------    --------
                                                               315.5       234.7        37.7
                                                            --------    --------    --------
Policyholders' contingency reserves,
  end of year                                               $3,188.8    $2,873.3    $2,638.6
                                                            ========    ========    ========

                 See notes to statutory financial statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CASH FLOWS

                                                                 Years Ended December 31,

                                                            1998         1997         1996
                                                          --------     --------     --------
                                                                     (In Millions)
Operating activities:
   Net income                                            $   365.8    $   257.1    $   264.5
   Addition to policyholders' reserves and funds,
     net of transfers to separate accounts                 1,472.8        421.3        426.7
   Net realized capital (gain) loss                          (25.4)        42.5        (40.3)
   Other changes                                              15.4       (108.1)      (286.1)
                                                         ---------    ---------    ---------
   Net cash provided by operating activities               1,828.6        612.8        364.8
                                                         ---------    ---------    ---------
Investing activities:
   Loans and purchases of investments                    (15,981.2)   (12,292.7)   (10,171.5)
   Sales or maturities of investments and receipts
      from repayment of loans                             13,334.7     12,545.7      8,539.3
                                                         ---------    ---------    ---------
   Net cash provided by (used in) investing activities    (2,646.5)       253.0     (1,632.2)
                                                         ---------    ---------    ---------
Increase (decrease) in cash and short-term investments      (817.9)       865.8     (1,267.4)
Cash and short-term investments, beginning of year         1,941.2      1,075.4      2,342.8
                                                         ---------    ---------    ---------
Cash and short-term investments, end of year             $ 1,123.3    $ 1,941.2    $ 1,075.4
                                                         =========    =========    =========

                 See notes to statutory financial statements.

Notes To Statutory Financial Statements

    Massachusetts Mutual Life Insurance Company ("the Company") is a mutual life insurance company and as such has no shareholders. The Company's primary business is individual life insurance, annuity and disability income products distributed primarily through career agents. The Company also provides either directly or through its subsidiaries, a wide range of pension products and services, as well as investment services to individuals, corporations and institutions in all 50 states and the District of Columbia.

    On March 1, 1996, the operations of the former Connecticut Mutual Life Insurance Company ("Connecticut Mutual") were merged into the Company. This merger was accounted for under the pooling of interests method of accounting. For the purposes of this presentation, these financial statements reflect historical amounts giving retroactive effect as if the merger had occurred on January 1, 1996 in conformity with the practices of the National Association of Insurance Commissioners ("NAIC") and the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts. In 1996, merger-related expenses totaling $66.1 million were recorded in the Statutory Statement of Income. On the merger date, policyholders' reserves attributable to disability income contracts were strengthened by $75.0 million, investment reserves for real estate were increased by $49.8 million and net prepaid pension assets were increased by $10.4 million with all adjustments reflected as a charge to policyholders' contingency reserves.

    On March 31, 1996, the Company sold MassMutual Holding Company Two, Inc., a wholly-owned subsidiary, and its subsidiaries, including Mirus Life Insurance Company (formerly the MML Pension Insurance Company; currently doing business as "UniCARE"), which comprised the Company's group life and health business, to WellPoint Health Networks, Inc. The Company received total consideration of $402.2 million ($340.0 million in cash and $62.2 million in notes receivable) and recognized a before tax gain of $187.9 million. The Company, pursuant to a 1994 reinsurance agreement, cedes its group life, accident and health business to UniCARE.

1.  SUMMARY OF ACCOUNTING PRACTICES

    The accompanying statutory financial statements, have been prepared in conformity with the statutory accounting practices of the NAIC and the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts and are different in some respects from financial statements prepared in accordance with generally accepted accounting principles ("GAAP"). The more significant differences are as follows: (a) acquisition costs, such as commissions and other costs directly related to acquiring new business, are charged to current operations as incurred, whereas GAAP would require these expenses to be capitalized and recognized over the life of the policies; (b) policy reserves are based upon statutory mortality, morbidity and interest requirements without consideration of withdrawals, whereas GAAP reserves would be based upon reasonably conservative estimates of mortality, morbidity, interest and withdrawals; (c) bonds are generally carried at amortized cost whereas GAAP generally requires they be reported at fair value; (d) deferred income taxes are not provided for book-tax timing differences as would be required by GAAP, and (e) payments received for universal and variable life products, variable annuities and investment related products are reported as premium income and changes in reserves, whereas under GAAP, these payments would be recorded as deposits to policyholders' account balances.

    In March 1998, the NAIC adopted the Codification of Statutory Accounting Principles ("Codification"). Codification provides a comprehensive guide of statutory accounting principles for use by insurers in all states and is expected to become effective no later than January 1, 2001. The effect of adopting Codification shall be reported as an adjustment to policyholders' contingency reserves on the effective date. The Company is currently reviewing the impact of Codification; however, since the Division of Insurance of the Commonwealth of Massachusetts has not approved Codification, the ultimate impact cannot be determined at this time.

    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, as well as disclosures of contingent assets and liabilities at the date of the financial statements. Management must also make estimates and assumptions that affect the amounts of revenues and expenses during the reporting period. Future events, including changes in the levels of mortality, morbidity, interest rates and asset valuations, could cause actual results to differ from the estimates used in these financial statements.

    Certain 1997 and 1996 amounts have been reclassified to conform with the current year presentation.

    The following is a description of the Company's principal accounting policies and practices.

A.  Investments

    Bonds and stocks are valued in accordance with rules established by the NAIC. Generally, bonds are valued at amortized cost, preferred stocks in good standing at cost, and common stocks, except for unconsolidated subsidiaries, at fair value.

    Mortgage loans are valued at unpaid principal net of unamortized premium or discount. The Company discontinues the accrual of interest on mortgage loans which are delinquent more than 90 days or when collection is uncertain. Real estate is valued at cost less accumulated depreciation, impairment allowances and mortgage encumbrances. Encumbrances totaled $63.5 million in 1998 and $14.2 million in 1997. Depreciation on investment real estate is calculated using the straight-line and constant yield methods.

    Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy.

    Short-term investments are stated at amortized cost, which approximates fair value.

    Investments in unconsolidated subsidiaries and affiliates, joint ventures and other forms of partnerships are included in other investments on the Statutory Statement of Financial Position and are accounted for using the equity method.

    In compliance with regulatory requirements, the Company maintains an Asset Valuation Reserve ("AVR") and an Interest Maintenance Reserve ("IMR"). The AVR and other investment reserves stabilize the policyholders' contingency reserves against fluctuations in the value of stocks, as well as declines in the value of bonds, mortgage loans and real estate investments. The IMR captures after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed income investments and interest related hedging activities. These interest rate related gains and losses are amortized into income using the grouped method over the remaining life of the investment sold or over the remaining life of the underlying asset. Net realized after tax capital gains of $189.1 million in 1998, $95.4 million in 1997 and $73.1 million in 1996 were charged to the IMR. Amortization of the IMR into net investment income amounted to $40.3 million in 1998, $31.0 million in 1997, and $26.9 million in 1996.

    Realized capital gains and losses, less taxes, not includible in the IMR, are recognized in net income. Realized capital gains and losses are determined using the specific identification method. Unrealized capital gains and losses are included in policyholders' contingency reserves.

B.  Separate Accounts

    Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of pension, variable annuity and variable life insurance contractholders. Assets consist principally of marketable securities reported at fair value. Premiums, benefits and expenses of the separate accounts are reported in the Statutory Statement of Income. The Company receives administrative and investment advisory fees from these accounts.

    Net transfers to separate accounts of $821.3 million, $355.7 million and $636.5 million in 1998, 1997 and 1996, respectively, are included in the addition of policyholders' reserves and funds.

C.  Non-admitted Assets

    Assets designated as "non-admitted" (principally certain furniture, equipment and other receivables) are excluded from the Statutory Statement of Financial Position by an adjustment to policyholders' contingency reserves.

D.  Policyholders' Reserves and Funds

    Policyholders' reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium and the Commissioners' Reserve Valuation Method bases using the American Experience and the 1941, 1958 and 1980 Commissioners' Standard Ordinary mortality tables with assumed interest rates ranging from 2.5 to 6.75 percent.

    Reserves for individual annuities, guaranteed investment contracts and deposit administration and immediate participation guarantee contracts are based on accepted actuarial methods principally at interest rates ranging from 2.25 to 11.25 percent. Reserves for policies and contracts considered investment contracts have a carrying value of $7,734.6 million and $8,077.9 million at December 31, 1998 and 1997, respectively with a fair value of $7,940.6 million and $8,250.0 million at December 31, 1998 and 1997, respectively, as determined by discounted cash flow projections.

    Disability income policy reserves are generally calculated using the two-year preliminary term, net level premium and fixed net premium methods and various morbidity tables.

    The Company made certain changes in the valuation of policyholders' reserves which increased policyholders' contingency reserves by $8.6 million in 1998 and decreased policyholders' contingency reserves by $55.4 million and $72.2 million in 1997 and 1996, respectively.

E.  Premium and Related Expense Recognition

    Life insurance premium revenue is recognized annually on the anniversary date of the policy. Annuity premium is recognized when received. Disability income premiums are recognized as revenue when due. Commissions and other costs related to issuance of new policies, maintenance and settlement costs are charged to current operations when incurred.

F.  Policyholders' Dividends

    The Board of Directors annually approves dividends to be paid in the following year. These dividends are allocated to reflect the relative contribution of each group of policies to policyholders' contingency reserves and consider investment and mortality experience, expenses and federal income tax charges. The liability for policyholders' dividends is equal to the estimated amount of dividends to be paid in the following calendar year.

G. Cash and Short-term Investments

   For purposes of the Statutory Statement of Cash Flows, the Company considers all highly liquid investments purchased with a maturity of twelve months or less to be short-term investments.

H. Policyholders' Contingency Reserves

   Policyholders' contingency reserves represent surplus of the Company as reported to regulatory authorities and are intended to protect policyholders against possible adverse experience.

2. SURPLUS NOTES

   The Company issued surplus notes of $100.0 million at 7.50 percent and $250.0 million at 7.625 percent in 1994 and 1993, respectively. These notes are unsecured and subordinate to all present and future indebtedness of the Company, policy claims and prior claims against the Company as provided by the Massachusetts General Laws. Issuance was approved by the Commissioner of Insurance of the Commonwealth of Massachusetts ("the Commissioner").

   All payments of interest and principal are subject to the prior approval of the Commissioner. Sinking fund payments are due as follows: $62.5 million in 2021, $87.5 million in 2022, $150.0 million in 2023 and $50.0 million in 2024.

   Interest on the notes issued in 1994 is scheduled to be paid on March 1 and September 1 of each year, to holders of record on the preceding February 15 or August 15, respectively. Interest on the notes issued in 1993 is scheduled to be paid on May 15 and November 15 of each year, to holders of record on the preceding May 1 or November 1, respectively. Interest expense is not recorded until approval for payment is received from the Commissioner. Interest of $26.6 million was approved and paid in 1998, 1997 and 1996.

   The proceeds of the notes, less a $24.4 million reserve in 1998, and a $28.3 million reserve in 1997 for contingencies associated with the issuance of the notes, are recorded as a component of the Company's policyholders' contingency reserves as permitted by the Division of Insurance. These surplus note reserves are included in asset valuation and other investment reserves on the Statutory Statement of Financial Position.

3. BENEFIT PLANS

   The Company provides multiple benefit plans to employees, agents and retirees including retirement plans and life and health benefits.

   Retirement Plans

   The Company has two non-contributory defined benefit plans covering substantially all of its employees. One plan includes active employees and retirees previously employed by Connecticut Mutual Life Insurance Company which merged with MassMutual in 1996; the other plan includes all other eligible employees and retirees. Benefits are based on the employees' years of service, compensation during the last five years of employment and estimated social security retirement benefits. The Company accounts for these plans following Financial Accounting Standards Board Statement No. 87, "Employers' Accounting for Pensions". Accordingly, as permitted by the Massachusetts Division of Insurance, the Company has recognized a pension asset of $216.0 million and $157.4 million at December 31, 1998 and 1997, respectively. Company policy is to fund pension costs in accordance with the requirements of the Employee Retirement Income Security Act of 1974 and, based on such requirements, no funding was required for the years ended December 31, 1998, and 1997. The assets of the plans are invested in the Company's general account and separate accounts.

   The Company also has defined contribution plans for employees and agents. The Company funds the plans by matching employee contributions, subject to statutory limits. Company contributions and any earnings on them are vested based on years of vesting service using a graduated vesting schedule in 20 percent increments over a five-year period.

   Life and Health

   Life and health insurance benefits are provided to employees and agents through group insurance contracts. Substantially all of the Company's employees and agents may become eligible for continuation of certain of these benefits if they retire as active employees or agents of the Company. The Company adopted the National Association of Insurance Commissioners' accounting standard for post retirement life and health benefit costs, requiring these benefits to be accounted for using the accrual method for employees and agents eligible to retire and current retirees. The initial transition obligation of $137.9 million is being amortized over twenty years through 2012. During 1998, the Company transferred the administration of the retiree life and health plan benefit obligations and supporting assets to an unconsolidated subsidiary.

   The status of the defined benefit plans as of December 31 is as follows:

                                         Retirement          Life and Health

                                      1998        1997       1998       1997
                                      ----        ----       ----       ----
                                                  (In Millions)
Accumulated benefit obligation
 at December 31                   $   822.8   $   663.1   $  185.6   $  145.9
Fair value of plan assets
 at December 31                     1,160.2     1,154.2       21.0       21.7
                                  ---------   ---------   --------   --------
Funded status                     $   337.4   $   491.1   $ (164.6)  $ (124.2)
                                  =========   =========   ========   ========

The following rates were used in determining the actuarial present value of the accumulated benefit obligations.

                                                      Retirement                 Life and Health

                                                1998             1997          1998           1997
                                                ----             ----          ----           ----
Discount rate                               6.75%             7.25%            6.75%         7.25%
Increase in future compensation
 levels                                     4.00-5.00%        4.00-5.00%       5.00%         5.00-5.50%
Long-term rate of return on assets          9.00-10.00%       9.00-10.00%      6.75%         6.75%
Assumed increases in medical cost
Rates in the first year                         -                -             7.00%         6.25-9.50%
declining to                                    -                -             4.25%         4.75-5.00%
within                                          -                -             5 years       5 years

A one percent increase in the annual assumed inflation rate in medical cost rates would increase the 1998 accumulated postretirement benefit liability and benefit expense by $9.2 million and $1.1 million, respectively. A one percent decrease in the annual assumed inflation rate in medical costs rates would decrease the 1998 accumulated postretirement benefit liability and benefit expense by $8.5 million and $1.0 million, respectively.

   The expense charged to operations for all employee benefit plans is $32.1 million in 1998, $23.9 million in 1997 and $38.1 million in 1996. In 1997, there was a significant reduction in plan participants in the Connecticut Mutual Plan which resulted in recognition of a pension plan curtailment gain of $10.7 million.

4. RELATED PARTY TRANSACTIONS

   The company has management and service contracts or cost sharing arrangements with various subsidiaries and affiliates whereby the Company, for a fee, will furnish a subsidiary or affiliate, as required, operating facilities, human resources, computer software development and managerial services. Fees earned under the terms of the contracts or arrangements were $205.0 million and $137.3 million for 1998 and 1997, respectively.

   The Company has reinsurance agreements with its subsidiaries, C.M. Life Insurance Company and MML Bay State Life Insurance Company, including stop-loss and modified coinsurance agreements on life insurance products. Total premiums assumed on these agreements were $38.4 million in 1998, $40.9 million in 1997 and $44.1 million in 1996.

5. FEDERAL INCOME TAXES

   Provision for federal income taxes is based upon the Company's estimate of its current tax liability. No deferred tax effect is recognized for temporary differences that may exist between financial reporting and taxable income. Accordingly, the reporting of miscellaneous temporary differences, such as reserves, acquisition costs and restructuring costs and of permanent differences such as the equity tax, resulted in effective tax rates which differ from the statutory tax rate.

   The Company plans to file its 1998 federal income tax return on a consolidated basis with its eligible life affiliates and non-life affiliates. C.M. Life Insurance Company, which is not an eligible life affiliate, files a separate return. The Company and its eligible life insurance and non-life affiliates are subject to a written tax allocation agreement, which allocates the group's consolidated tax liability for payment purposes. Generally, the agreement provides that affiliates with losses shall be compensated for the use of their losses and credits by other affiliates.

   The Internal Revenue Service has completed examining the Company's income tax returns through the year 1992 for Massachusetts Mutual and 1995 for Connecticut Mutual, and is currently examining Massachusetts Mutual for the years 1993 and 1994. The Company believes adjustments which may result from such examinations will not materially affect its financial position.

   Components of the formula authorized by the Internal Revenue Service for determining deductible policyholder dividends have not been finalized for 1998 or 1997. The Company records the estimated effects of anticipated revisions in the Statutory Statement of Income.

   Federal tax payments were $152.4 million in 1998, $353.4 million in 1997 and $330.7 million in 1996.

6. INVESTMENTS

   The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment. In the normal course of business, the Company enters into commitments to purchase privately placed bonds and to issue mortgage loans.

A.  Bonds

    The carrying value and estimated fair value of bonds are as follows:

                                                      December 31, 1998
                                                      -----------------
                                                    Gross            Gross        Estimated
                                   Carrying       Unrealized       Unrealized       Fair
                                    Value           Gains            Losses         Value
                                  ----------      ----------       ----------     ----------
                                                       (In Millions)
U. S. Treasury securities        $   4,945.3      $    473.0       $   20.4       $   5,397.9
 and obligations of U. S.
 government corporations
 and agencies
Debt securities issued by               41.2             1.5            1.3              41.4
 foreign governments
Mortgage-backed securities           3,734.4           188.0           13.9           3,908.5
State and local governments            360.5            33.2            7.9             385.8
Corporate debt securities           14,133.3           845.3          118.4          14,860.2
Utilities                              885.8           102.6            0.3             988.1
Affiliates                           1,115.3             0.6            0.9           1,115.0
                                 -----------      ----------       --------       -----------
 TOTAL                           $  25,215.8      $  1,644.2       $  163.1       $  26,696.9
                                 ===========      ==========       ========       ===========

                                                       December 31, 1997
                                                       -----------------
                                                     Gross            Gross        Estimated
                                   Carrying       Unrealized       Unrealized        Fair
                                    Value            Gains           Losses          Value
                                  ----------      ----------       ----------     ----------
                                                         (In Millions)
U. S. Treasury securities        $   6,241.0      $    470.5       $   10.3       $   6,701.2
 and obligations of U. S.
 government corporations
 and agencies
Debt securities issued by               83.5             4.4            3.0              84.9
 foreign governments
Mortgage-backed securities           3,008.7           187.9            9.0           3,187.6
State and local governments            361.9            23.9             .6             385.2
Corporate debt securities           12,148.9           765.2           46.9          12,867.2
Utilities                              871.8           100.1            2.2             969.7
Affiliates                             792.4             2.8            1.0             794.2
                                 -----------      ----------       --------       -----------
 TOTAL                           $  23,508.2      $  1,554.8       $   73.0       $  24,990.0
                                 ===========      ==========       ========       ===========

   The carrying value and estimated fair value of bonds at December 31, 1998 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.


                                                                     Estimated
                                                    Carrying           Fair
                                                     Value             Value
                                                   ---------         ---------
                                                          (In Millions)
     Due in one year or less                       $   556.5         $   560.7
     Due after one year through five years           4,150.6           4,270.5
     Due after five years through ten years          8,622.8           9,045.0
     Due after ten years                             5,319.5           5,999.6
                                                   ---------         ---------
                                                    18,649.4          19,875.8
     Mortgage-backed securities, including
      securities guaranteed by the U.S.
      Government                                     6,566.4           6,821.1
                                                   ---------         ---------
      TOTAL                                        $25,215.8         $26,696.9
                                                   =========         =========


   Proceeds from sales of investments in bonds were $11,663.4 million during 1998, $11,427.8 million during 1997 and $6,390.7 million during 1996. Gross capital gains of $331.8 million in 1998, $200.7 million in 1997 and $188.8 million in 1996 and gross capital losses of $47.3 million in 1998, $68.8 million in 1997 and $255.5 million in 1996 were realized on those sales, portions of which were included in the IMR. The estimated fair value of non-publicly traded bonds is determined by the Company using a pricing matrix and quoted market prices for publicly traded bonds.

B. Stocks

   Common stocks, except for unconsolidated subsidiaries, had a cost of $238.4 million in 1998 and $250.3 million in 1997.

C. Mortgages

   The fair value of mortgage loans, as determined from a pricing matrix for performing loans and the estimated underlying real estate value for non-performing loans, was $6,178.8 million and $5,039.1 million at December 31, 1998 and 1997, respectively.

   The Company had restructured loans with book values of $126.6 million, and $202.3 million at December 31, 1998 and 1997, respectively. These loans typically have been modified to defer a portion of the contractual interest payments to future periods. Interest deferred to future periods totaled $0.1 million in 1998, $5.1 million in 1997 and $2.2 million in 1996. At December 31, 1998, scheduled commercial mortgage loan maturities were as follows:
   1999 - $341.0 million; 2000 - $333.0 million; 2001 - $305.2 million; 2002 -
   $210.6 million; 2003 - $299.0 million; and $3,106.4 million thereafter.

D. Policy Loans

   Policy loans are recorded at cost as it is not practicable to determine the fair value since they do not have a stated maturity.

E. Other

   Preferred stocks in good standing had fair values of $116.0 million in 1998 and $145.5 million in 1997, using a pricing matrix for non-publicly traded stocks and quoted market prices for publicly traded stocks.

   The carrying value of investments which were non-income producing for the preceding twelve months was $13.2 million and $5.7 million at December 31, 1998 and 1997, respectively.

7. PORTFOLIO RISK MANAGEMENT

   The Company manages its investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The fair values of these financial instruments, described below, which are not recorded in the financial statements, unless otherwise noted, are based upon market prices or prices obtained from brokers. The Company does not hold or issue these financial instruments for trading purposes.

   The notional amounts described do not represent amounts exchanged by the parties and, thus, are not a measure of the exposure of the Company. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial or other indexes.

   The Company utilizes interest rate swap agreements, options, and purchased caps and floors to reduce interest rate exposures arising from mismatches between assets and liabilities and to modify portfolio profiles to manage other risks identified. Under interest rate swaps, the Company agrees to an exchange, at specified intervals, between streams of variable rate and fixed rate interest payments calculated by reference to an agreed-upon notional principal amount. Gains and losses realized on the termination of contracts are deferred and amortized through the IMR over the remaining life of the associated contract. IMR amortization is included in net investment income on the Statutory Statement of Income. Net amounts receivable and payable are accrued as adjustments to investment income and included in other assets on the Statutory Statement of Financial Position. At December 31, 1998 and 1997, the Company had swaps with notional amounts of $4,382.0 million and $3,220.2 million, respectively. The fair values of these instruments were $84.1 million at December 31, 1998 and $20.9 million at December 31, 1997.

   Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company's option contracts have terms of up to fifteen years. The amounts paid for options purchased are amortized into investment income over the life of the contract on a straight-line basis. Unamortized costs are included in other investments on the Statutory Statement of Financial Position. Gains and losses on these contracts are recorded at the expiration or termination date and are deferred and amortized through the IMR over the remaining life of the option contract. At December 31, 1998 and 1997, the Company had option contracts with notional amounts of $12,704.4 million and $5,388.2 million, respectively. The Company's credit risk exposure was limited to the unamortized costs of $92.5 million and $59.0 million, which had fair values of $161.9 million and $99.6 million at December 31, 1998 and 1997, respectively.

   Interest rate cap agreements grant the purchaser the right to receive the excess of a referenced interest rate over a stated rate calculated by reference to an agreed upon notional amount. Interest rate floor agreements grant the purchaser the right to receive the excess of a stated rate over a referenced interest rate calculated by reference to an agreed upon notional amount. Amounts paid for interest rate caps and floors are amortized into investment income over the life of the asset on a straight-line basis. Unamortized costs are included in other investments on the Statutory Statement of Financial Position. Amounts receivable and payable are accrued as adjustments to investment income and included in the Statutory Statement of Financial Position as other assets. Gains and losses on these contracts, including any unamortized cost, are recognized upon termination and are deferred and amortized through the IMR over the remaining life of the associated cap or floor agreement. At December 31, 1998 and 1997, the company had agreements with notional amounts of $4,337.9 million and $3,348.6 million, respectively. The Company's credit risk exposure on these agreements is limited to the unamortized costs of $22.7 million and $18.2 million at December 31, 1998 and 1997, respectively. The fair values of these instruments were $43.9 million and $23.4 million at December 31, 1998 and 1997, respectively.

   The Company enters into forward U.S. Treasury, and Government National Mortgage Association ("GNMA") and Federal National Home Mortgage Association ("FNMA") commitments for the purpose of managing interest rate exposure. The Company generally does not take delivery on forward commitments. These commitments are instead settled with offsetting transactions. Gains and losses on forward commitments are recorded when the commitment is closed and amortized through the IMR over the remaining life of the asset. At December 31, 1998 and 1997, the Company had U. S. Treasury, GNMA and FNMA purchase commitments which will settle during the following year with contractual amounts of $603.4 million and $1,100.7 million, respectively. The fair values of these commitments were $604.1 million and $1,117.6 million, including net unrealized gains of $0.7 million and $16.9 million at December 31, 1998 and 1997, respectively.

   The Company utilizes other agreements to reduce exposures to various risks. Notional amounts relating to these agreements totaled $384.2 million and $385.6 million at December 31, 1998 and 1997, respectively. The fair values of these instruments resulted in an unrealized gain of $7.2 million at December 31, 1998 and an unrealized loss of $6.8 million at December 31, 1997.

   The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. This exposure is limited to contracts with a positive fair value. The amounts at risk in a net gain position were $272.5 million and $146.7 million at December 31, 1998 and 1997, respectively. The Company monitors exposure to ensure counterparties are credit worthy and concentration of exposure is minimized. Additionally, collateral positions have been obtained with counterparties when considered prudent.

8. INVESTMENTS IN UNCONSOLIDATED SUBSIDIARIES

   MassMutual has two primary insurance subsidiaries, C.M. Life, which primarily writes variable annuities and universal life insurance, and MML Bay State, which primarily writes variable life and annuity business. MassMutual's wholly-owned non-insurance subsidiary MassMutual Holding Company, Inc. ("MMHC") owns subsidiaries which include retail and institutional asset management, registered broker dealer and international life and annuity operations.

   MassMutual accounts for the value of its investments in subsidiaries at their underlying net equity. Operating results for such subsidiaries are reflected as net unrealized capital gains in the Statement of Changes in Policyholders' Contingency Reserves. Net investment income is recorded by MassMutual to the extent that dividends are declared by the subsidiaries. The Company holds debt issued by MMHC and its subsidiaries of $1,111.3 million and $792.4 million at December 31, 1998 and 1997, respectively.

   Below is summarized financial information for the unconsolidated subsidiaries as of December 31 and for the year then ended:

                                                  1998            1997
                                                --------        --------
                                                     (In Millions)
   Domestic Life Insurance Subsidiaries:

     Total revenue                            $  1,151.4      $  1,086.9
     Net income (loss)                        $     (3.2)     $      1.1
     Assets                                   $  4,741.4      $  3,766.8
   Other Subsidiaries:

     Total revenue                            $  1,137.4      $    967.2
     Net income                               $     73.6      $     75.4
     Assets                                   $  2,839.5      $  2,018.8

9.  REINSURANCE

    The Company has reinsurance agreements with other insurance companies in the normal course of business. In addition, the Company cedes the remainder of its group life and health business to UniCARE. Premiums, benefits to policyholders and provisions for future benefits are stated net of reinsurance. The Company remains liable to the insured for the payment of benefits if the reinsurer cannot meet its obligations under the reinsurance agreements. Total premiums ceded were $183.9 million in 1998, $294.6 million in 1997 and $793.5 million in 1996.

10. BUSINESS RISKS AND CONTINGENCIES

    The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position, results of operations or liquidity.

    The Company is involved in litigation arising in and out of the normal course of its business. Management intends to defend these actions vigorously. While the outcome of litigation cannot be foreseen with certainty, it is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect its financial position, results of operations or liquidity.

11. SUBSIDIARIES AND AFFILIATED COMPANIES

    A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 1998 is illustrated below. The Company provides management or advisory services to these companies. Subsidiaries are wholly-owned, except as noted.

    Parent
    ------
    Massachusetts Mutual Life Insurance Company

    Subsidiaries of Massachusetts Mutual Life Insurance Company
    -----------------------------------------------------------
     CM Assurance Company
     CM Benefit Insurance Company
     C.M. Life Insurance Company
     MassMutual Holding Company
     MassMutual of Ireland, Limited
     MML Bay State Life Insurance Company
     MML Distributors, LLC
     MassMutual Mortgage Finance, LLC

         Subsidiaries of MassMutual Holding Company
         ------------------------------------------
         GR Phelps & Co., Inc.
         MassMutual Holding Trust I
         MassMutual Holding Trust II
         MassMutual Holding MSC, Inc.
         MassMutual International, Inc.
         MML Investor Services, Inc.

         Subsidiaries of MassMutual Holding Trust I
         ------------------------------------------
         Antares Capital Corporation - 99.4%
         Charter Oak Capital Management, Inc. - 80.0%
         Cornerstone Real Estate Advisors, Inc.
         DLB Acquisition Corporation - 85.8%
         Oppenheimer Acquisition Corporation - 89.36%

         Subsidiaries of MassMutual Holding Trust II
         -------------------------------------------
         CM Advantage, Inc.
         CM International, Inc.
         CM Property Management, Inc.
         HYP Management, Inc.
         MMHC Investments, Inc.
         MML Realty Management
         Urban Properties, Inc.
         MassMutual Benefits Management, Inc.

         Subsidiaries of MassMutual International, Inc.
         ----------------------------------------------
         Compensa de Seguros de Vida S.A. - 33.5%
         MassLife Seguros de Vida (Argentina) S.A.
         MassMutual International (Bermuda) Ltd.
         Mass Seguros de Vida (Chile) S.A. - 33.5%
         MassMutual International (Luxembourg) S.A.

         MassMutual Holding MSC, Inc.
         ----------------------------
         MassMutual Corporate Value Limited - 40.93%
         9048 - 5434 Quebec, Inc.
         1279342 Ontario Limited

   Affiliates of Massachusetts Mutual Life Insurance Company
   ---------------------------------------------------------
   MML Series Investment Fund
   MassMutual Institutional Funds
   Oppenheimer Value Stock Fund

                                     PART C

                               OTHER INFORMATION

Item 24. Financial Statements and Exhibits

          a. Financial Statements

          Financial Statements Included in Part A

          Condensed Financial Information

          Financial Statements Included in Part B

          The Registrant


          Reports of Independent Accountants.
          Statement of Assets and Liabilities as of December 31, 1998. Statement of Operations for the year ended December 31, 1998. Statements of Changes in Net Assets for the years ended December 31, 1998 and 1997.
          Notes to Financial Statements.


          The Depositor


          Report of Independent Accountants.
          Statutory Statements of Financial Position as of December 31, 1998 and 1997.
          Statutory Statements of Income for the Years Ended December 31, 1998, 1997 and 1996.
          Statutory Statements of Changes in Policyholders' Contingency Reserves for the Years Ended December 31, 1998, 1997 and 1996.
          Statutory Statements of Cash Flows for the Years Ended December 31, 1998, 1997 and 1996.
          Notes to Statutory Financial Statements.


          b. Exhibits


          1(a). Resolution of the Board of Directors of Connecticut Mutual Life Insurance Company ("CML") establishing the Separate Account (5).

          2.        Not Applicable.

          3(a).     Form of Principal Underwriting Agreement between CML and
                    Connecticut Mutual Financial Services, LLC. (5)
          3(b).     Form of Underwriting and Servicing Agreement between the
                    Company and MML Investors Services, Inc. (2)
          4(a).     Form of Individual Deferred Variable Annuity Contract. (5)
          4(b).     Form of Individual Immediate Variable Annuity Contract. (5)
          5.        Form of Application. (5)
          6(a).     Copy of the Articles of Incorporation of Massachusetts
                    Mutual Life Insurance Co. (3)
          6(b).     Copy of the by-laws of Massachusetts Mutual Life Insurance
                    Co. (3)
          7.        Not Applicable.
          8(a).     Copy of the Form of Participation Agreement with Oppenheimer
                    Variable Account Funds. (3)
          8(b).     Copy of the Form of Participation Agreement with Panorama
                    Series Funds, Inc. (3)
          9.        Opinion of and Consent of Counsel. (1)
          10 (a).   Consent of Independent Accountants, PricewaterhouseCoopers
                    LLP (1)
          10 (b).   Powers of Attorney. (6)
          10 (c)    Powers of Attorney for Robert J. O'Connell and Thomas B,
                    Wheeler. (3)
          10 (d)    Power of Attorney for Roger G. Ackerman. (7)
          11.       Not Applicable.
          12.       Not Applicable.
          13.       Copy of the Schedule of Computation of Performance (4)
          14.       None

-----------

(1)  Filed herewith


(2) Incorporated by reference to Registrant's Initial Registration Statement (333-01363) filed March 1, 1996.

(3) Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-65887, filed on Form S-6 on January 28, 1999.

(4) Incorporated by reference to Registrant's Post Effective Amendment No. 2 to Registration Statement File No. 333-01363, effective May 1, 1997.

(5) Incorporated by reference to Registrant's Post Effective Amendment No. 3 to Registration Statement File No. 333-01363, effective May 1, 1998.

(6) Incorporated by reference to Initial Registration Statement No. 333-22557, filed on January 28, 1997.

(7) Incorporated by reference to Registration Statement No. 333-45039, filed on June 4, 1998.


Item 25. Directors and Executive Officers of MassMutual

     The directors and executive vice presidents of MassMutual, their positions and their other business affiliations and business experience for the past five years are listed below

                  MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
---------------------------------------------------------------------------------------------------------------------------
Name, Position, Business Address             Principal Occupation(s ) During Past Five Years
---------------------------------------------------------------------------------------------------------------------------
Roger G. Ackerman, Director                  Corning, Inc.
One Riverfront Plaza, HQE 2                    Chairman and Chief Executive Officer (since 1996)
Corning, NY 14831                              President and Chief Operating Officer (1990-1996)
---------------------------------------------------------------------------------------------------------------------------
James R. Birle, Director                     Resolute Partners, LLC
2 Soundview Drive                              Chairman (since 1997), Founder (1994)
Greenwich, CT 06836                            President (1994-1997)
                                             Blackstone Group
                                               General Partner (1988-1994)
---------------------------------------------------------------------------------------------------------------------------
Gene Chao, Director                          Computer Projections, Inc.
733 SW Vista Avenue                            Chairman, President and CEO (since 1991)
Portland, OR 97205
---------------------------------------------------------------------------------------------------------------------------
Patricia Diaz Dennis, Director               SBC Communications Inc.
175 East Houston, Room 5-A-70                  Senior Vice President - Regulatory and Public Affairs (since 1998)
San Antonio, TX 78205                          Senior Vice President and Assistant General Counsel (1995-1998)
                                             Sullivan & Cromwell
                                               Special Counsel (1993-1995)
                                             U.S. Department of State
                                               Asst. Secy. of State for Human Rights and Human. Affrs. (1992-1993)
---------------------------------------------------------------------------------------------------------------------------
Anthony Downs, Director                      The Brookings Institution
1775 Massachusetts Ave., N.W.                  Senior Fellow (since 1977)
Washington, DC 20036-2188
---------------------------------------------------------------------------------------------------------------------------
James L. Dunlap, Director                    Ocean Energy, Inc.
1201 Louisiana, Suite 1400                     Vice Chairman (since 1998)
Houston, TX 77002-5603                       United Meridian Corporation
                                               President and Chief Operating Officer (1996-1998)
                                             Texaco, Inc.
                                               Senior Vice President (1987-1996)
---------------------------------------------------------------------------------------------------------------------------
William B. Ellis, Director                   Yale University School of Forestry and Environmental Studies
31 Pound Foolish Lane                          Senior Fellow (since 1995)
Glastonbury, CT 06033                        Northeast Utilities
                                               Chairman of the Board (1993-1995) and Chief Executive
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                             Officer (1983-1993)
---------------------------------------------------------------------------------------------------------------------------
Robert M. Furek, Director                    Resolute Partners LLC
1 State Street, Suite 2310                     Partner (since 1997)
Hartford, CT 06103                           State Board of Trustees for the Hartford School System
                                               Chairman (since 1997)
                                             Heublein, Inc.
                                               President and Chief Executive Officer (1987-1996)
---------------------------------------------------------------------------------------------------------------------------

Charles K. Gifford, Director                 BankBoston, N.A.
100 Federal Street                             Chairman and Chief Executive Officer (since 1996)
Boston, MA 02110                               President (1989-1996)
                                             BankBoston Corporation
                                               Chairman (since 1998) and Chief Executive Officer (since 1995)
                                               President (1989-1996)

---------------------------------------------------------------------------------------------------------------------------
William N. Griggs, Director                  Griggs & Santow, Inc.
75 Wall Street, 20th Floor                     Managing Director (since 1983)
New York, NY 10005
---------------------------------------------------------------------------------------------------------------------------
George B. Harvey, Director                   Pitney Bowes
One Landmark Square, Suite 1905                Chairman, President and CEO (1983-1996)
Stamford, CT 06901
---------------------------------------------------------------------------------------------------------------------------
Barbara B. Hauptfuhrer, Director             Director of various corporations (since 1972)
1700 Old Welsh Road
Huntingdon Valley, PA 19006
---------------------------------------------------------------------------------------------------------------------------
Sheldon B. Lubar, Director                   Lubar & Co. Incorporated
700 North Water Street, Suite 1200             Chairman (since 1977)
Milwaukee, WI 53202
---------------------------------------------------------------------------------------------------------------------------
William B. Marx, Jr., Director               Lucent Technologies
5 Peacock Lane                                 Senior Executive Vice President (1996-1996)
Village of Golf, FL 33436-5299               AT&T Multimedia Products Group
                                               Executive Vice President and CEO (1994-1996)
                                             AT&T Network Systems Group
                                               Executive Vice President and CEO (1993-1994)
                                               Group Executive and President (1989-1993)
---------------------------------------------------------------------------------------------------------------------------
John F. Maypole, Director                    Peach State Real Estate Holding Company
55 Sandy Hook Road - North                     Managing Partner (since 1984)
Sarasota, FL 34242
---------------------------------------------------------------------------------------------------------------------------
Robert J. O'Connell, Director, President     MassMutual
and Chief Executive Officer                    President and Chief Executive Officer (since 1999)
1295 State Street                            American International Group, Inc.
Springfield, MA 01111                          Senior Vice President (1991-1998)
                                             AIG Life Companies
                                               President and Chief Executive Officer (1991-1998)
---------------------------------------------------------------------------------------------------------------------------
Thomas B. Wheeler, Director and              MassMutual
Chairman of the Board                          Chairman of the Board (since 1996)
1295 State Street                              President (1988-1996) and Chief Executive Officer (1988-1999)
Springfield, MA 01111
---------------------------------------------------------------------------------------------------------------------------
Alfred M. Zeien, Director                    The Gillette Company
Prudential Tower                               Chairman and Chief Executive Officer (since 1991)
Boston, MA 02199
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Executive Vice Presidents:
---------------------------------------------------------------------------------------------------------------------------
Lawrence V. Burkett, Jr.                MassMutual
1295 State Street                         Executive Vice President and General Counsel (since 1993)
Springfield, MA 01111                     Senior Vice President and Deputy General Counsel (1992-1993)
---------------------------------------------------------------------------------------------------------------------------
Peter J. Daboul                         MassMutual
1295 State Street                         Executive Vice President and Chief Information Officer (since 1997)
Springfield, MA 01111                     Senior Vice President (1990-1997)
---------------------------------------------------------------------------------------------------------------------------
John B. Davies                          MassMutual
1295 State Street                         Executive Vice President (since 1994)
Springfield, MA 01111                     Associate Executive Vice President (1994-1994)
                                          General Agent (1982-1993)
---------------------------------------------------------------------------------------------------------------------------
Daniel J. Fitzgerald                    MassMutual
1295 State Street                         Executive Vice President (since 1994)
Springfield, MA 01111                     Corporate Financial Operations (1994-1997)
                                          Senior Vice President (1991-1994)
---------------------------------------------------------------------------------------------------------------------------
James E. Miller                         MassMutual
1295 State Street                         Executive Vice President (since 1997 and 1987-1996)
Springfield, MA 01111                   UniCare Life & Health
                                          Senior Vice President (1996-1997)
---------------------------------------------------------------------------------------------------------------------------
John V. Murphy                          MassMutual
1295 State Street                         Executive Vice President (since 1997)
Springfield, MA 01111                   David L. Babson & Co., Inc.
                                          Executive Vice President and Chief Operating Officer (1995-1997)
                                        Concert Capital Management, Inc.
                                          Chief Operating Officer (1993-1995)
                                        Liberty Financial Companies
                                          Senior Vice President and Chief Financial Officer (1977-1993)
---------------------------------------------------------------------------------------------------------------------------
Joseph M. Zubretsky                     MassMutual
1295 State Street                         Executive Vice President and Chief Financial Officer (since 1997)
Springfield, MA 01111                   HealthSource
                                          Chief Financial Officer (1996-1996)
                                        Coopers & Lybrand
                                          Partner (1990-1996)
---------------------------------------------------------------------------------------------------------------------------

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant


     The assets of the Registrant, under state law, are assets of MassMutual.


     The Registrant may also be deemed to be under common control with other separate accounts established by MassMutual and its life insurance subsidiaries, C.M. Life Insurance Company and MML Bay State Life Insurance Company, which are registered as unit investment trusts under the Investment Company Act of 1940.

     The following entities are, or may be, controlled by MassMutual through direct or indirect ownership of such entities' stock.


                  MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
                             CORPORATE ORGANIZATION

A.   DIRECT SUBSIDIARIES OF MASSMUTUAL

     MassMutual is the sole owner of each subsidiary unless otherwise indicated.

1. CM Assurance Company, a Connecticut corporation which operates as a life and health insurance company. This subsidiary is inactive.

2. CM Benefit Insurance Company, a Connecticut corporation which operates as a life and health insurance company. This subsidiary is inactive.

3. C.M. Life Insurance Company, a Connecticut corporation which operates as a life and health insurance company.

4. MML Bay State Life Insurance Company, a Connecticut corporation which operates as a life and health insurance company.

5. MML Distributors, LLC, a Connecticut limited liability company which operates as a securities broker-dealer. (MassMutual - 99%; G.R. Phelps & Co., Inc. - 1%)

6. MassMutual of Ireland, Limited, a corporation organized in the Republic of Ireland which formerly operated to provide claims service to holders of MassMutual group life and accident and health insurance contracts. This subsidiary is inactive and will be dissolved in the near future.

7. MassMutual Holding Company, a Delaware corporation which operates as a holding company for certain MassMutual entities.

8. MassMutual Mortgage Finance, LLC, a Delaware limited liability company which makes, acquires, holds and sells mortgage loans.

B.   MASSMUTUAL HOLDING COMPANY GROUP

     MassMutual Holding Company is the sole owner of each subsidiary or affiliate unless otherwise indicated.

1. G.R. Phelps & Co, Inc., a Connecticut corporation which formerly operated as a securities broker-dealer. This subsidiary is inactive and expected to be dissolved.

2. MML Investors Services, Inc., a Massachusetts corporation which operates as a securities broker-dealer. (MassMutual Holding Company - 86%; G.R. Phelps & Co., Inc. - 14%)

3. MassMutual Holding MSC, Inc., a Massachusetts corporation which operates as a holding company for MassMutual positions in investment entities organized outside of the United States. This subsidiary qualifies as a "Massachusetts Security Corporation" under Chapter 63 of the Massachusetts General Laws.

4. MassMutual Holding Trust I, a Massachusetts business trust which operates as a holding company for separately-staffed MassMutual investment subsidiaries.

5. MassMutual Holding Trust II, a Massachusetts business trust which operates as a holding company for non-staffed MassMutual investment subsidiaries.

6. MassMutual International, Inc., a Delaware corporation which operates as a holding company for those entities constituting MassMutual's international insurance operations.

C.   MML INVESTORS SERVICES, INC. GROUP

     Set forth below are the direct and indirect subsidiaries of MML Investors Services, Inc. The parent is the sole owner of each subsidiary unless otherwise indicated.

Direct Subsidiaries of MML Investors Services, Inc.

1. MML Insurance Agency, Inc., a Massachusetts corporation which operates as an insurance broker.

2. MML Securities Corporation, a Massachusetts corporation which operates as a "Massachusetts Security Corporation" under Section 63 of the Massachusetts General Laws.

Direct Subsidiaries of MML Insurance Agency, Inc.

1. DISA Insurance Services of America, Inc., an Alabama corporation which operates as an insurance broker.

2. Diversified Insurance Services of America, Inc., a Hawaii corporation which operates as an insurance broker.

3. MML Insurance Agency of Mississippi, P.C., a Mississippi corporation which operates as an insurance broker.

4. MML Insurance Agency of Nevada, Inc., a Nevada corporation which operates as an insurance broker.

5. MML Insurance Agency of Ohio, Inc. an Ohio corporation which operates as an insurance broker. (Controlled by MML Insurance Agency, Inc. through a voting trust agreement.)

6. MML Insurance Agency of Texas, Inc., a Texas corporation which operates as an insurance broker. (Controlled by MML Insurance Agency, Inc. through an irrevocable proxy arrangement.)

D.   MASSMUTUAL HOLDING MSC, INC. GROUP

     MassMutual Holding MSC, Inc. is the sole owner of each subsidiary or affiliate unless otherwise indicated.

1. MassMutual Corporate Value Limited, a Cayman Islands corporation which holds a 90% ownership interest in MassMutual Corporate Value Partners Limited, another Cayman Islands corporation operating as a high-yield bond fund. (MassMutual Holding MSC, Inc. - 46%)

2. 9048-5434 Quebec, Inc., a Canadian corporation which operates as the owner of Hotel du Parc in Montreal, Quebec, Canada.

3. 1279342 Ontario Limited, a Canadian corporation which operates as the owner of Deerhurst Resort in Huntsville, Ontario, Canada.

E.   MASSMUTUAL HOLDING TRUST I GROUP

     Set forth below are the direct and indirect subsidiaries and affiliates of MassMutual Holding Trust I. The parent is the sole owner of each subsidiary unless otherwise indicated.

Direct Subsidiaries of MassMutual Holding Trust I

1. Antares Capital Corporation, a Delaware corporation which operates as a finance company. (MassMutual Holding Trust I - 99%)

2. Charter Oak Capital Management, Inc., a Delaware corporation which operates as a manager of institutional investment portfolios. (MassMutual Holding Trust I - 80%)

3. Cornerstone Real Estate Advisers, Inc., a Massachusetts corporation which operates as an investment adviser.

4. DLB Acquisition Corporation, a Delaware corporation which operates as a holding company for the David L. Babson companies (MassMutual Holding Trust I - 85%).

5. Oppenheimer Acquisition Corp., a Delaware corporation which operates as a holding company for the Oppenheimer companies (MassMutual Holding Trust I - 89%).

Direct Subsidiary of DLB Acquisition Corporation

David L. Babson and Company Incorporated, a Massachusetts corporation which operates as an investment adviser.

Direct Affiliates of David L. Babson and Company Incorporated

1. Babson Securities Corporation, a Massachusetts corporation which operates as a securities broker-dealer.

2. Babson-Stewart Ivory International, a Massachusetts general partnership which operates as an investment adviser. (David L. Babson and Company Incorporated - 50%).

3. Potomac Babson Incorporated, a Massachusetts corporation which operates as an investment adviser (David L. Babson and Company Incorporated - 60%).

Direct Subsidiary of Oppenheimer Acquisition Corp.

OppenheimerFunds, Inc., a Colorado corporation which operates as the investment adviser to the Oppenheimer Funds.

Direct Subsidiaries of OppenheimerFunds, Inc.

1. Centennial Asset Management Corporation, a Delaware corporation which operates as investment adviser and general distributor of the Centennial Funds.

2. HarbourView Asset Management Corporation, a New York corporation which operates as an investment adviser.

3. OppenheimerFunds Distributor, Inc., a New York corporation which operates as a securities broker-dealer.

4. Oppenheimer Partnership Holdings, Inc., a Delaware corporation which operates as a holding company.

5. Oppenheimer Real Asset Management, Inc., a Delaware corporation which is the sub-adviser to a mutual fund investing in the commodities markets.

6. Shareholder Financial Services, Inc., a Colorado corporation which operates as a transfer agent for mutual funds.

7. Shareholder Services, Inc., a Colorado corporation which operates as a transfer agent for various Oppenheimer and MassMutual funds.

Direct Subsidiary of Centennial Asset Management Corporation

Centennial Capital Corporation, a Delaware corporation which formerly sponsored a unit investment trust.

Direct Affiliate of Cornerstone Real Estate Advisers, Inc.

Cornerstone Office Management, LLC, a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (Cornerstone Real Estate Advisers, Inc. - 50%; MML Realty Management Corporation - 50%).

F.   MASSMUTUAL HOLDING TRUST II GROUP

     MassMutual Holding Trust II is the sole owner of each subsidiary.

1. CM Advantage, Inc., a Connecticut corporation which serves as a general partner of real estate limited partnerships. The subsidiary is largely inactive and will be dissolved in the near future.

2. CM International, a Delaware corporation which is the issuer of collateralized mortgage obligation securities.

3. CM Property Management, Inc., a Connecticut corporation which serves as the general partner of Westheimer 335 Suites Limited Partnership. The partnership holds a ground lease with respect to hotel property in Houston, Texas.

4. HYP Management, Inc., a Delaware corporation which operates as the "LLC Manager" of MassMutual High Yield Partners II LLC, a high yield bond fund.

5. MassMutual Benefits Management, Inc., a Delaware corporation which supports MassMutual with benefit plan administration and planning services.

6. MMHC Investment, Inc., a Delaware corporation which is a passive investor in MassMutual/Darby CBO IM, Inc., MassMutual/Darby CBO LLC, MassMutual High Yield Partners II LLC, and other MassMutual investments.

7. MML Realty Management Corporation, a Massachusetts corporation which formerly operated as a manager of properties owned by MassMutual.

8. Urban Properties, Inc., a Delaware corporation which serves as a general partner of real estate limited partnerships and as a real estate holding company.

Direct Affiliate of MMHC Investment, Inc.

MassMutual/Darby CBO IM Inc., a Delaware corporation which operates as the "LLC Manager" of MassMutual/Darby CBO LLC, a collateralized bond obligation fund. (MMHC Investment, Inc. - 50%)

Direct Affiliate of MML Realty Management Corporation

Cornerstone Office Management, LLC, a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (MML Realty Management Corporation - 50%; Cornerstone Real Estate Advisers, Inc. - 50%).

G.   MASSMUTUAL INTERNATIONAL, INC. GROUP

     Set forth below are the direct or indirect subsidiaries and affiliates of MassMutual International, Inc. The parent is the sole owner of each subsidiary or affiliate unless otherwise indicated.

Direct Affiliates of MassMutual International, Inc.

1. MassMutual Internacional (Argentina) S.A., a corporation organized in the Argentine Republic which operates as a holding company. (MassMutual International, Inc. - 99%; MassMutual Holding Company - 1%)

2. MassMutual Internacional (Chile) S.A., a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual International, Inc. - 99%; MassMutual Holding Company - 1%)

3. MassMutual International (Bermuda) Ltd., a corporation organized in Bermuda which operates as a life insurance company.

4. MassMutual International (Luxembourg) S.A., a corporation organized in the Grand Duchy of Luxembourg which operates as a life insurance company. (MassMutual International, Inc. - 99%; MassMutual Holding Company - 1%)

5. MassLife Seguros de Vida, S.A., a corporation organized in the Argentine Republic which operates as a life insurance company. (MassMutual International, Inc. - 99.9%)

Direct Subsidiaries of MassMutual Internacional (Argentina) S.A.

MassMutual Services S.A., a corporation organized in the Argentine Republic which operates as a service company. (MassMutual Internacional (Argentina) S.A.
- 99%; MassMutual International, Inc. - 1%)

Direct Affiliate of MassMutual Internacional (Chile) S.A.

1. Mass Seguros de Vida S.A., a corporation organized in the Republic of Chile which operates as a life insurance company. (MassMutual Internacional (Chile) S.A. - 33.5%)

2. Origen Inversiones S.A., a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual Internacional (Chile) S.A.
     - 33.5%)

Direct Subsidiary of Origen Inversiones S.A.

Compania de Seguros Vida Corp S.A., corporation organized in the Republic of Chile which operates as an insurance company. (Origen Inversiones S.A. - 99%)

H.   REGISTERED INVESTMENT COMPANY AFFILIATES

     Each of the following entities is a registered investment company sponsored by MassMutual or one of its affiliates.

1. DLB Fund Group, a Massachusetts business trust which operates as an open-end investment company advised by David L. Babson and Company Incorporated. MassMutual owns at least 25% of each series of shares issued by the fund.

2. MML Series Investment Fund, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by MassMutual and certain of its affiliates.

3. MassMutual Corporate Investors, a Massachusetts business trust which operates as a closed-end investment company. MassMutual serves as investment adviser to the trust.

4. MassMutual Institutional Funds, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by MassMutual.

5. MassMutual Participation Investors, a Massachusetts business trust which operates as a closed-end investment company. MassMutual serves as investment adviser to the trust.

6. Oppenheimer Series Fund, Inc., a Maryland corporation which operates as an open-end investment company. MassMutual and affiliates own a majority of certain series of shares issued by the fund.

7. Panorama Series Fund, Inc., a Maryland corporation which operates as an open-end investment company. All shares issued by the fund are owned by MassMutual and certain affiliates.

Item 27. Number of Contract Owners

     On March 4, 1999 there were 24,489 Contract Owners in the Separate Account.

Item 28. Indemnification

     MassMutual directors and officers are indemnified under its by-laws. No indemnification is provided with respect to any liability to any entity which is registered as an investment company under the Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of MassMutual pursuant to the foregoing provisions, or otherwise, MassMutual has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by MassMutual of expenses incurred or paid by a director, officer or controlling person of MassMutual in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, MassMutual will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

     (a) MML Distributors, LLC, a controlled subsidiary of MassMutual, acts as principal underwriter for registered separate accounts of MassMutual, C.M. Life and MML Bay State.

     (b)(1) MML Distributors, LLC, is the principal underwriter for the contracts. The following people are officers and member representatives of the principal underwritier.

                      OFFICERS AND MEMBER REPRESENTATIVES
                             MML DISTRIBUTORS, LLC

Kenneth M. Rickson     Member Representative         One Monarch Place
                       G.R. Phelps & Co., Inc.       1414 Main Street
                                                     Springfield, MA 01144-1013

Margaret Sperry        Member Representative         1295 State Street
                       Massachusetts Mutual          Springfield, MA 01111-0001
                       Life Insurance Co.

Kenneth M. Rickson     Chief Executive Officer,      One Monarch Place
                       President, and Main OSJ       1414 Main Street
                       Supervisor                    Springfield, MA 01144-1013

John E. Forrest        Vice President                One Monarch Place
                                                     1414 Main Street
                                                     Springfield, MA 01144-1013

Michael L. Kerley      Vice President                One Monarch Place
                       Assistant Secretary           1414 Main Street
                                                     Springfield, MA 01144-1013

Ronald E. Thomson      Vice President                One Monarch Place
                                                     1414 Main Street
                                                     Springfield, MA 01144-1013

James T. Bagley        Treasurer                     1295 State Street
                                                     Springfield, MA 01111

Bruce C. Frisbie       Assistant Treasurer           1295 State Street
                                                     Springfield, MA 01111-0001

Raymond W. Anderson    Assistant Treasurer           140 Garden Street
                                                     Hartford, CT 06154

Ann F. Lomeli          Secretary                     1295 State Street
                                                     Springfield, MA 01111-0001

Marilyn A. Sponzo      Chief Legal Officer           One Monarch Place
                       Assistant Secretary           1414 Main Street
                                                     Springfield, MA 01144-1013

Robert Rosenthal       Compliance Officer            One Monarch Place
                                                     1414 Main Street
                                                     Springfield, MA 01144-1013

Melissa Thompson       Registration Manager          One Monarch Place
                                                     1414 Main Street
                                                     Springfield, MA 01144-1013

Ruth B. Howe           Director of Continuing        One Monarch Place
                       Education                     1414 Main Street
                                                     Springfield, MA 01144-1013

Peter D. Cuozzo        Variable Life Supervisor and  140 Garden Street
                       Hartford OSJ Supervisor       Hartford, CT 06154

Anne Melissa Dowling   Large Corporate Markets       140 Garden Street
                       Supervisor                    Hartford, CT 06154

     (b)(2) MML Investors Services, Inc. is the co-underwriter of the contracts. The following people are the officers and directors of the co-underwriter.

                          MML INVESTORS SERVICES, INC.
                             OFFICERS AND DIRECTORS

OFFICER                                   BUSINESS ADDRESS
-------                                   ----------------
Kenneth M. Rickson                        One Monarch Place
President                                 1414 Main Street
                                          Springfield, MA 01144-1013

Michael L. Kerley                         One Monarch Place
Vice President, Chief Legal Officer,      1414 Main Street
Chief Compliance Officer, Assistant       Springfield, MA 01144-1013
Secretary

Ronald E. Thomson                         One Monarch Place
Vice President, Treasurer                 1414 Main Street
                                          Springfield, MA 01144-1013

Ann F. Lomeli                             1295 State Street
Secretary/Clerk                           Springfield, MA 01111

John E. Forrest                           One Monarch Place
Vice President                            1414 Main Street
National Sales Director                   Springfield, MA 01144-1013

Marilyn A. Sponzo                         One Monarch Place
Assistant Secretary                       1414 Main Street
                                          Springfield, MA 01144-1013

James Furlong                             One Monarch Place
Chief Operations Officer                  1414 Main Street
                                          Springfield, MA 01144-1013

James T. Bagley                           One Monarch Place
Controller                                1414 Main Street
                                          Springfield, MA 01144-1013

David Deonarine                           One Monarch Place
Sr. Registered Options Principal          1414 Main Street
Compliance Registered Options Principal   Springfield, MA 01144-1013

Nicholas J. Orphan                        245 Peach Tree Center Ave., Suite 2330
Regional Supervisor (South)               Atlanta, GA 30303

Robert W. Kumming                         1295 State Street
Retirement Services Regional Supervisor   Springfield, MA 01111
(East/Central)

Peter J. Zummo                            1295 State Street
Retirement Services Regional Supervisor   Springfield, MA 01111
(South/West)

Bruce Lukowiak                            6263 North Scottsdale Rd., Suite 222

Regional Supervisor (West)                Scottsdale, AZ 85250

Gary L. Greenfield                        1 Lincoln Center, Suite 1490
Regional Supervisor (Central)             Oakbrook Terrace, IL 60181

Burvin E. Pugh, Jr.                       1295 State Street
Chief Agency Field Force Supervisor       Springfield, MA 01111

John P. McCloskey                         1295 State Street
Regional Supervisor (East)                Springfield, MA 01144

Robert J. O'Connell                       1295 State Street
Chairman of the Board of Directors        Springfield, MA 01144

Susan Alfano                              1295 State Street
Director                                  Springfield, MA 01111

Lawrence V. Burkett, Jr.                  1295 State Street
Director                                  Springfield, MA 01111

John B. Davies                            1295 State Street
Director                                  Springfield, MA 01111

Anne Melissa Dowling                      140 Garden Street
Director                                  Hartford, CT 01654

Gary T. Huffman                           1295 State Street
Director                                  Springfield, MA 01111

Douglas J. Jangraw                        140 Garden Street
Director                                  Hartford, CT 01654

Burvin E. Pugh, Jr.                       1295 State Street
Director                                  Springfield, MA 01111

     (c) See the section captioned "Distribution" in the Statement of Additional Information.

Item 30. Location of Accounts and Records


All accounts, books, or other documents required to be maintained by section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111.


Item 31. Management Services

Not Applicable.

Item 32. Undertakings

     (a) Not Applicable.

     (b) The registrant undertakes that it will include a post card or similar written communication affixed to or included in the prospectus that the applicant can remove and send to the Company for a statement of additional information.

     (c) The registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to the Company at the address or phone number listed in the prospectus.

     (d) The Company represents that in connection with its offering of the contracts as funding vehicles for retirement plans meeting the requirements of
Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

     (e) Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the individual variable annuity contracts described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, Panorama Separate Account, certifies that it meets all of the requirement for effectiveness of this Post-Effective Amendment No. 4 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment No. 4 to Registration Statement No. 333-01363 to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 22nd day of April, 1999.


     PANORAMA SEPARATE ACCOUNT

     MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
     (Depositor)


     By: /s/ Robert J. O'Connell*
         -------------------------
     Robert J. O'Connell, President and Chief Executive Officer
     Massachusetts Mutual Life Insurance Company

/s/ Richard M. Howe           On April 22, 1999, as Attorney-in-Fact pursuant to
-------------------------     powers of attorney.
 *Richard M. Howe

     As required by the Securities Act of 1933, this Post-Effective Amendment No. 4 to Registration Statement No. 333- 01363 has been signed by the following persons in the capacities and on the dates indicated.

Signature                   Title                                 Date


/s/ Robert J. O'Connell*    President and Chief Executive Officer April 22, 1999
-------------------------
Robert J. O'Connell

/s/ Joseph M. Zubretsky*    Executive Vice President,             April 22, 1999
-------------------------   Chief Financial Officer &
Joseph M. Zubretsky         Chief Accounting Officer


/s/ Roger G. Ackerman*      Director                              April 22, 1999
-------------------------
Roger G. Ackerman

/s/ James R. Birle*         Director                              April 22, 1999
-------------------------
James R. Birle

/s/ Gene Chao*              Director                              April 22, 1999
-------------------------
Gene Chao, Ph.D.


/s/ Patricia Diaz Dennis*   Director                              April 22, 1999
-------------------------
Patricia Diaz Dennis


s/ Anthony Downs*           Director                              April 22, 1999
-------------------------
Anthony Downs

/s/ James L. Dunlap*        Director                              April 22, 1999
-------------------------
James L. Dunlap

/s/ William B. Ellis*       Director                              April 22, 1999
-------------------------
William B. Ellis, Ph.D.

/s/ Robert M. Furek*        Director                              April 22, 1999
-------------------------
Robert M. Furek

/s/ Charles K. Gifford*     Director                              April 22, 1999
---------------------------
Charles K. Gifford

/s/ William N. Griggs*      Director                              April 22, 1999
---------------------------
William N. Griggs

/s/ George B. Harvey*       Director                              April 22, 1999
---------------------------
George B. Harvey


/s/ Barbara B. Hauptfuhrer* Director                              April 22, 1999
---------------------------
Barbara B. Hauptfuhrer


/s/ Sheldon B. Lubar*       Director                              April 22, 1999
---------------------------
Sheldon B. Lubar

/s/ William B. Marx, Jr.*   Director                              April 22, 1999
---------------------------
William B. Marx, Jr.

/s/ John F. Maypole*        Director                              April 22, 1999
---------------------------
John F. Maypole

/s/ Thomas B. Wheeler*      Director                              April 22, 1999
---------------------------
Thomas B. Wheeler

/s/ Alfred M. Zeien*        Director                              April 22, 1999
---------------------------
Alfred M. Zeien

/s/ Richard M. Howe         On April 22, 1999, as Attorney-in-Fact pursuant to
--------------------------- powers of attorney.
*Richard M. Howe

                     REPRESENTATION BY REGISTRANT'S COUNSEL


As counsel to the Registrant, I, James M. Rodolakis, have reviewed this Post-Effective Amendment No. 4 to Registration Statement No. 333-01363, and represent, pursuant to the requirement of paragraph (e) of Rule 485 under the Securities Act of 1933, that this Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of said Rule 485.


/s/ James M. Rodolakis
----------------------------
James M. Rodolakis
Counsel
Massachusetts Mutual Life Insurance Company

                                 EXHIBIT INDEX


Exhibit 9        Opinion of and Consent of Counsel


Exhibit 10(a)    Consent of Independent Accountants, PricewaterhouseCoopers LLP

                                       1